As filed with the Securities and Exchange Commission on October 29, 2004


                                                 Securities Act File No. 2-65315
                                            Investment Company File No. 811-2950

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 2O549

                                    FORM N-1A


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]
                       Pre-Effective Amendment No. __                        [ ]
                       Post-Effective Amendment No. 43                       [X]


                                     and/or


       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 194O       [X]
                              Amendment No. 43                               [X]


                          SHORT TERM INCOME FUND, INC.

               (Exact Name of Registrant as Specified in Charter)
                     c/o Reich & Tang Asset Management, LLC
                   600 Fifth Avenue, New York, New York 10020
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 830-5200

                                 Rosanne Holtzer
                     c/o Reich & Tang Asset Management, LLC
                                600 Fifth Avenue
                            New York, New York 10020

                     (Name and address of agent for service)
                    Copy to: Michael R. Rosella, Esq.
                             Paul, Hastings, Janofsky & Walker LLP
                             75 East 55th Street
                             New York, New York 10022

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box)


                  [  ]     immediately upon filing pursuant to paragraph (b)
                  [  ]     on (date) pursuant to paragraph (b)
                  [  ]     60 days after filing pursuant to paragraph (a)
                  [ X ]    on December 29, 2004 pursuant to paragraph (a) (1)
                  [  ]     75 days after filing pursuant to paragraph (a)(2)
                  [  ]     on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:


     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

--------------------------------------------------------------------------------
SHORT TERM                                      600 FIFTH AVENUE
INCOME FUND, INC.                               NEW YORK, NY 10020

Class A Shares; Class B Shares                  (212) 830-5345
                                                (800) 433-1918 (Toll Free)
================================================================================
  PROSPECTUS
  December 29, 2004


A money market fund whose investment objective is to seek as high a level of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Fund pursues this objective through two separate portfolios: the Money Market Portfolio and the U.S. Government Portfolio.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


  TABLE OF CONTENTS
        Risk/Return Summary: Investments, Risks
   2    and Performance                                        8  Management, Organization and Capital Structure
                                                               9  Shareholder Information
   5    Risk/Return Summary: Fee Table                        19  Distribution Arrangements
   6    Investment Objectives, Principal Investment           20  Financial Highlights
        Strategies and Related Risks


The Notice of the Reich & Tang Privacy Policy is included with this Prospectus but is not part of the Prospectus.

I.  RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
     The objective of the Fund's Portfolios is to seek as high a level of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. There can be no assurance that a Portfolio will achieve its investment objectives.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
     The Fund intends to achieve its investment objective through two separate Portfolios. The Fund is a money market fund which invests in high quality, short-term debt instruments. The Fund seeks to maintain investment portfolios with a dollar-weighted average maturity of 90 days or less, to value its investment portfolios at amortized cost and to maintain a net asset value of $1.00 per share.

MONEY MARKET PORTFOLIO

     The Money Market Portfolio of the Fund seeks to achieve the Fund's objective by investing in: (i) United States Government Securities; (ii) securities issued by foreign governments and other foreign issuers; (iii) bank obligations; (iv) commercial paper and certain debt obligations; and (v) repurchase agreements.

The U.S. Government Portfolio

     The U.S. Government Portfolio of the Fund seeks to achieve the Fund's objective by investing in obligations issued or guaranteed by the United States Government, including repurchase agreements covering these types of obligations.

Principal Risks
--------------------------------------------------------------------------------

o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

o The value of the Fund's shares and the securities held by the Fund can each decline in value.

o The amount of income the Fund generates will vary with changes in prevailing interest rates.


o An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency.


o The U.S. Government Portfolio's investment policy of investing in obligations issued or guaranteed by the United States Government, while minimizing risk of loss, may produce a lower yield than a policy of investing in other types of instruments. The yield and total return of the U.S. Government Portfolio is likely to be lower than that of the Money Market Portfolio.

o The Money Market Portfolio may contain securities issued by foreign governments and other foreign issuers. Debt obligations of foreign issuers may be subject to additional investment risks compared to an investment in debt obligations of domestic issuers. Such additional risks include future adverse political or economic developments in a foreign jurisdiction and sudden changes in foreign laws regarding the regulation of and rights attached to such investments.

RISK/RETURN BAR CHART AND TABLE
--------------------------------------------------------------------------------


     The following bar charts and tables may assist you in deciding whether to invest in a Portfolio of the Fund. The bar charts show the change in the annual total returns for the Class A shares of each of the Fund's Portfolios over the last ten calendar years. The tables show the average annual total returns for the last one, five and ten year periods and since the inception of each Class of each Portfolio. While analyzing this information, please note that the Fund's past performance is not an indication of how the Fund will perform in the future. The current 7-day yield for the Money Market Portfolio and U.S. Government Portfolio may be obtained by calling the Fund at (212) 830-5345 or toll-free at (800) 433-1918.

Short Term Income Fund, Inc. Money Market Portfolio - Class A Shares (1),(2),(3)

[GRAPHIC OMITTED]

Calendar Year End        % Total Return


1994                     3.47%
1995                     5.09%
1996                     4.58%
1997                     4.75%
1998                     4.70%
1999                     4.35%
2000                     5.53%
2001                     3.30%
2002                     1.10%
2003                     0.42%



(1) As of September 30, 2004, the Money Market Portfolio's Class A shares had a year-to-date return of 0.28%.

(2) The Money Market Portfolio's Class A shares' highest quarterly return was 1.44% for the quarter ended December 31, 2000; the Money Market Portfolio's Class A shares' lowest quarterly return was 0.07% for the quarter ended December 31, 2003.


(3) Participating Organizations may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than the net return by investing in the Fund directly.

         Average Annual Total Returns - Money Market Portfolio
                                                                     Class A           Class B
         For the periods ended December 31, 2003
         One Year                                                    0.42%             0.69%
         Five Years                                                  2.92%             3.28%
         Ten Years                                                   3.71%             4.05%
         Since Inception*                                            6.25%             3.93%


* The inception date for the Class A shares was November 18, 1980 and for the Class B shares was November 30, 1992.

Short Term Income Fund, Inc. U.S. Government Portfolio - Class A Shares
                                                                       (1)(2)(3)
[GRAPHIC OMITTED]


Calendar Year End        % Total Return


1993                     2.45%
1994                     3.43%
1995                     5.18%
1996                     4.71%
1997                     4.76%
1998                     4.64%
1999                     4.15%
2000                     5.39%
2001                     3.20%
2002                     1.09%
2003                     0.43%

(1) As of September 30, 2004, the U.S. Government Portfolio's Class A shares had a year-to-date return of 0.25%.

(2) The U.S. Government Portfolio's Class A shares' highest quarterly return was 1.43% for the quarter ended September 30, 2000; the U.S. Government Portfolio's Class A shares' lowest quarterly return was 0.06% for the quarter ended December 31, 2003.

(3) Participating Organizations may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than the net return by investing in the Fund directly.

         Average Annual Total Returns - U.S. Government Portfolio
                                                                      Class A          Class B
         For the periods ended December 31, 2003
         One Year                                                     0.43%            0.64%
         Five Years                                                   2.83%            3.14%
         Ten Years                                                    3.68%            3.98%
         Since Inception*                                             5.11%            3.85%


* The inception date of the Class A shares was November 30, 1982 and for the Class B shares was November 30, 1992.

                                   FEE TABLE
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares in any of the Fund's Portfolios.

Shareholder Fees
(fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases....................       None
Wire Redemption Fee.........................................      $15.00*

*    There is a $15.00 fee for all wire redemptions of less than $10,000.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                                                  Money Market                              U.S. Government
                                                    Portfolio                                  Portfolio

                                               Class A             Class B             Class A              Class B


Management Fees.....................             .29%                .29%                .26%                 .26%
Distribution and Service (12b-1) Fees            .25%                .00%                .25%                 .00%
Other Expenses......................             .33%                .33%                .33%                 .34%
  Administration Fees...............   .21%               .21%                   .21%               .21%
Total Annual Fund Operating Expenses             .87%                .62%                .84%                 .60%


Example

This Example is intended to help you compare the cost of investing in each of the Fund's Portfolios with the cost of investing in other money market funds.


The Example assumes that you invest $10,000 in either Portfolio of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
                                                     1 Year           3 Years          5 Years       10 Years
   Money Market Portfolio             Class A:       $89              $278             $482            $1,075
                                      Class B:       $63              $199             $346            $  774


   U.S. Government Portfolio          Class A:       $86              $268             $466            $1,039
                                      Class B:       $61              $192             $335            $  750

II. INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
     The Fund is a money market fund, which, through its two Portfolios, seeks as high a level of current income to the extent consistent with the preservation of capital and maintenance of liquidity. There can be no assurance that a Portfolio will achieve its investment objective.

     The investment objective of a Portfolio described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of such Portfolio.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
     In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. The Fund will only invest in securities which are denominated in United States dollars. Other regulations pertain to the maturity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities which have, or are deemed to have, a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in each individual Portfolio of the Fund, on a dollar-weighted basis, will be 90 days or less.

     The Fund will only invest in either securities which have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or are unrated securities but which have been determined by the Fund's investment manager to be of comparable quality.

     Each Portfolio of the Fund shall invest not more than 5% of its total assets in securities issued by a single issuer.

     With respect to 75% of its total assets, each Portfolio shall invest not more than 10% of its total assets in securities backed by a demand feature or guarantee from the same institution.

     The Fund's investment manager considers the following factors when buying and selling securities for each of the Portfolios: (i) the availability of cash,
(ii) redemption requests, (iii) yield management, and (iv) credit management.

     As a temporary defensive measure the Fund may, from time to time, invest in securities that are inconsistent with its principal investment strategies or remain uninvested in an attempt to respond to adverse market, economic, political or other conditions as determined by the Fund's investment adviser. Such a temporary defensive position may cause the Fund to not achieve its investment objectives.

Money Market Portfolio

     The Money Market Portfolio of the Fund intends to attain the Fund's investment objective through investments in the following securities.

(I) United States Government Securities: The Money Market Portfolio may purchase short-term obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. These obligations include issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. Some of these securities are supported by the full faith and credit of the United States Treasury, others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality.


(II) Bank Obligations: The Money Market Portfolio may purchase certificates of deposit, time deposits and bankers' acceptances issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks. Certificates of deposit are certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a bank for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits purchased by the Fund will not benefit from insurance from the FDIC. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. The Money Market Portfolio limits its investments in obligations of domestic banks, foreign branches of domestic banks and foreign subsidiaries of domestic banks to banks having total assets in excess of $1 billion or the equivalent in other currencies. The Money Market Portfolio limits its investments in obligations of domestic and foreign branches of foreign banks to dollar denominated obligations of such banks which at the time of investment have more than $5 billion, or the equivalent in other currencies, in total assets.

(III) Commercial Paper and Certain Debt Obligations: The Money Market Portfolio may purchase commercial paper or similar debt obligations. Commercial paper is generally considered to be short-term, unsecured debt of corporations.

(IV) Repurchase Agreements: The Money Market Portfolio may enter into repurchase agreements provided that the instruments serving as collateral for the agreements are eligible for inclusion in the Money Market Portfolio. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees with the vendor to resell the security to the vendor at an agreed upon time and price.

(V) Private Placement Investments: The Money Market Portfolio may purchase commercial paper exempt from registration under Section 4(2) of the Securities Act of 1933 ("4(2) Paper") and securities which are not registered and are issued as private placements pursuant to Rule 144A of the Securities Act of 1933 ("Rule 144A Securities"). The Portfolio intends to purchase both liquid and illiquid 4(2) Paper and Rule 144A Securities. Any such illiquid securities that the Money Market Portfolio purchases are subject to a maximum of 10% of the value of its net assets.

U.S. Government Portfolio

     The U.S. Government Portfolio intends to attain the Fund's investment objective through investments limited to obligations issued or guaranteed by the United States Government, including repurchase agreements covering these types of obligations. The Fund will give shareholders at least 60 days' prior notice should this policy be reduced to apply to less than 80% of the Portfolio's net assets, plus the amount of any borrowings for investment purposes. The Fund will enter into repurchase agreements for inclusion in the U.S. Government Portfolio only if the instruments serving as collateral for the agreements are eligible for inclusion in the U.S. Government Portfolio.

RISKS
--------------------------------------------------------------------------------

     The Fund complies with industry-standard requirements on the quality, maturity and diversification of its investments which are designed to help maintain a $1.00 share price. A significant change in interest rates or a default on the Fund's investments could cause its share price (and the value of your investment) to change.

     Since the Money Market Portfolio may contain securities issued by foreign governments and other foreign issuers, the Money Market Portfolio may be subject to additional investment risks when compared with those incurred by a fund which invests only in domestic issuers. Foreign securities markets generally are not as developed or efficient as those in the United States.

Securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Similarly, volume in most foreign securities markets is less than in the United States. The issuers of some of these securities may be subject to less stringent or different regulation than are United States issuers. In addition, there may be less publicly available information about a non-United States issuer, and non-United States issuers generally are not subject to uniform accounting and financial reporting standards and requirements. Additional risks associated with foreign investments might include adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities. Furthermore, some of these foreign securities may be subject to stamp, withholding or other excise taxes levied by foreign governments, which have the effect of increasing the cost of such securities and reducing the realized gain or increasing the realized loss on such securities at the time of sale.

     The investment policies of the U.S. Government Portfolio may produce a lower yield than a policy of investing in other types of instruments. The yield of the U.S. Government Portfolio is likely to be lower than the yield of the Money Market Portfolio.


PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

A schedule of the Fund's complete portfolio holdings, current as of month-end, will be available on the Fund's website no earlier than 5 days after the end of each month. This information will remain available on the website at least until updated for the next month or until the Fund files with the Securities and Exchange Commission its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The most recent schedule is available on the Fund's website at http://www.money_funds.com/portfolioholdings or by calling toll free at (800) 433-1918. The Fund may terminate or modify this policy at any time without further notice to shareholders. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information.


III. MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


     The Fund's investment manager is Reich & Tang Asset Management, LLC (the "Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of November 30, 2004, the Manager was the investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $__ billion. The Manager has been an investment adviser since 1970 and currently is manager of sixteen registered investment companies of which it acts as administrator for twelve. The Manager also advises pension trusts, profit-sharing trusts and endowments.

     Pursuant to the Investment Management Contract between the Fund and the Manager, the Manager manages each Portfolio's portfolio of securities and makes the decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Under the Investment Management Contract: (i) the Money Market Portfolio will pay an annual management fee of .30% of the Portfolio's average daily net assets not in excess of $750 million, plus 0.29% of such assets in excess of $750 million but not in excess of $1 billion, plus .28% of such assets in excess of $1 billion but not in excess of $1.5 billion, plus 0.27% of such assets in excess of $1.5 billion; and (ii) the U.S. Government Portfolio will pay an annual management fee of 0.275% of the Portfolio's average daily net assets not in excess of $250 million, plus 0.25% of such assets in excess of $250 million. For the fiscal year ended August 31, 2004, the Manager received a fee equal to 0.29% and 0.26% per annum of the Money Market Portfolio and the U.S. Government Portfolio's average daily net assets, respectively.

     Pursuant to the Administrative Services Contract between the Fund and the Manager, the Manager performs clerical, accounting supervision and office service functions for the Fund. The Manager provides the Fund with personnel to perform all of the clerical and accounting type functions not performed by the Manager. For its services under the Administrative Services Contract, the Manager receives an annual fee of 0.21% of each Portfolio's average daily net assets not in excess of $1.25 billion, plus 0.20% of such assets in excess of $1.25 billion but not in excess of $1.5 billion, plus 0.19% of such assets in excess of $1.5 billion. For the fiscal year ended August 31, 2004, each Portfolio paid the Manager a fee for administrative services equal to 0.21% per annum of each Portfolio's average daily net assets. The Manager, at its discretion, may waive all or portion of the investment management or administrative services fee.


     Any portion of the total fees received by the Manager and its past profits may be used to provide shareholder services and for distribution of Fund shares.


     In addition, Reich & Tang Distributors, Inc. (the "Distributors") receives a fee equal to 0.25% per annum of the average daily net assets of the Class A shares of each Portfolio under the Shareholder Servicing Agreement. The fees are accrued daily and paid monthly.


     Investment management fees and operating expenses, which are attributable to both Classes of the Fund, will be allocated daily to each Class of share based on the percentage of outstanding shares at the end of the day.

IV. SHAREHOLDER INFORMATION


     The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a charge for either purchases or redemptions, although there may be a fee imposed on certain wire redemption requests. All transactions in Fund shares are effected through the Fund's transfer agent, who accepts orders for purchases and redemptions from Participating Organizations (see "Investments Through Participating Organizations - Purchase of Class A Shares" for a definition of Participating Organizations) and from investors directly.


Pricing of Fund Shares
--------------------------------------------------------------------------------
     The net asset value of each Portfolio of the Fund's shares is determined as of 4:00 p.m., Eastern time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except (i) days on which the New York Stock Exchange is closed for trading (i.e., national holidays) and (ii) Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value. The net asset value of a Portfolio is computed by dividing the value of the Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding for such Portfolio. The Fund intends to maintain a stable net asset value at $1.00 per share, although there can be no assurance that this will be achieved.

     The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the securities in a portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

     Shares will be issued as of the first determination of the Fund's net asset value per share for each Portfolio made after receipt and acceptance of the investor's purchase order. In order to maximize earnings on its portfolios, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). Fund shares begin accruing income on the day the shares are issued to an investor.

     The Fund reserves the right to reject any purchase order of its shares. In addition, the Fund does not accept cash and may refuse to accept cash equivalents (i.e., travelers cheques, money orders, cashier's checks or similar instruments) and certain other forms of payment at its discretion. Certificates for Fund shares will not be issued to investors.

SUBSCRIBING TO THE FUND--MONEY MARKET PORTFOLIO AND U.S. GOVERNMENT PORTFOLIO
--------------------------------------------------------------------------------
     At the time of initial investment in the Fund, investors must elect on their Fund application the Class of shares of the Portfolio in which they wish to invest. Subject to the Portfolios' initial investment minimums, investors may divide their investment in the Fund between the Portfolios in any manner they choose by submitting a separate Fund application for each Portfolio. Investors who purchase shares of the Portfolios from a Participating Organization that is compensated for its services by the Manager and/or the distributor may purchase Class A shares of the Portfolios.

     Subject to a $100 minimum, shareholders in the Fund may transfer all or a portion of their shares from one open Portfolio account to another open Portfolio account at any time. Any transfer into a Portfolio in which the shareholder does not have an open account must satisfy the Portfolio's initial investment minimum. Shareholders will have a separate account with the Fund for each Portfolio in which they invest.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------


     The Fund does not accept a purchase order from investors investing in the Fund directly (i.e., not through Participating Organizations) until an investor's payment has been converted into Federal Funds and is received by the Fund's transfer agent. Orders from these direct investors that are accompanied by Federal Funds and received after 4:00 p.m., Eastern time, on a Fund Business Day will result in the issuance of shares on the following Fund Business Day.


     Investors may, if they wish, invest in the Fund through a Participating Organization with which they have accounts. All other investors, and investors who have accounts with Participating Organizations but do not wish to invest in the Fund through them, may invest in the Fund directly as Class B shareholders. Class B shareholders generally do not receive the benefit of the servicing functions performed by a Participating Organization. Class B shares may also be offered to investors who purchase their shares through Participating Organizations who, because they may not be legally permitted to receive such as fiduciaries, do not receive compensation from the Distributor or the Manager.

     The minimum initial investment in the Fund for both classes of shares in each Portfolio is (i) $1,000 for purchase through Participating Organizations - this may be satisfied by initial investments aggregating $1,000 by a Participating Organization on behalf of their customers whose initial investments are less than $1,000; (ii) $1,000 for securities brokers, financial institutions and other industry professionals that are not Participating Organizations and (iii) $5,000 for all other investors. Initial investments may be made in any amount in excess of the applicable minimums. The minimum amount for subsequent investments is $100 unless the investor is a client of a Participating Organization whose clients have made aggregate subsequent investments of $100.

     Each shareholder, except those purchasing through Participating Organizations, will receive a personalized monthly statement from the Fund listing (i) the total number of Fund shares owned as of the statement closing date, (ii) purchases and redemptions of Fund shares and (iii) the dividends paid on Fund shares (including dividends paid in cash or reinvested in additional Fund shares).


INVESTMENTS THROUGH PARTICIPATING
ORGANIZATIONS--PURCHASE OF CLASS A SHARES
--------------------------------------------------------------------------------

     Generally, investors purchasing shares through a Participating Organization become Class A shareholders and are referred to as Participant Investors. Participating Organizations are securities brokers, banks and financial institutions or other industry professionals or organizations which have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Fund. When instructed by a Participant Investor to purchase or redeem Fund shares, the Participating Organization, on behalf of the Participant Investor, transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

     Participating Organizations may confirm to Participant Investors who are shareholders in the Fund each purchase and redemption of Fund shares for their accounts. Also, Participating Organizations may send periodic account statements to the Participant Investor showing (i) the total number of Fund shares owned by each Participant Investor as of the statement closing date, (ii) purchases and redemptions of Fund shares by each Participant Investor during the period covered by the statement and (iii) the income earned by Fund shares of each Participant Investor during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such statements will receive them from the Fund directly.


     Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly, may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than the net yield that could be achieved by investing in the Fund directly. Participating Organizations may also set deadlines for receipt of orders from Participant Investors that are earlier than the order deadline of the Fund due to processing or other reasons. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.


     Qualified Participating Organizations may transmit an investor's purchase or redemption order to the Fund's transfer agent after 4:00 p.m., Eastern time on the day the order is received from the investor as long as the investor has placed his order with the Participating Organization before 4:00 p.m. on that day. The investor will then receive the net asset value of the Fund's shares determined as of 4:00 p.m. on the day he placed his order with the qualified Participating Organization. Participating Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.

INITIAL DIRECT PURCHASES OF CLASS B SHARES
--------------------------------------------------------------------------------

     Investors who wish to invest in the Fund directly may obtain a current Prospectus and the Fund application necessary to open an account by telephoning the Fund at the following numbers:


    New York                          (212) 830-5345
    Toll Free                         (800) 433-1918


MAIL AND PERSONAL DELIVERY

     Investors may send or deliver a check made payable to "Short Term Income Fund, Inc." along with a completed Fund application to:

    Short Term Income Fund, Inc.
    Reich & Tang Funds
    600 Fifth Avenue-8th Floor
    New York, New York 10020


     Checks are accepted subject to collection at full value in United States currency. Payment by a check drawn on any member of the Federal Reserve System will normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on a non-member bank may take substantially longer to convert into Federal Funds. An investor's purchase order will not be accepted until the Fund receives Federal Funds. If your check is returned unpaid due to insufficient funds, your order will be cancelled and your account will be charged a $20 fee for each returned check.

BANK WIRE


     To purchase shares of the Fund using the wire system for transmittal of money among banks, an investor, prior to his or her initial purchase of shares, should first telephone the Fund at (212) 830-5345 or toll free at (800) 433-1918 to obtain a Fund application necessary to open a new account. The investor should complete and fax the Fund application along with any required documentation to the Fund at (212) 315-1112. The original Fund application and documentation should then be mailed to the address specified under "Mail and Personal Delivery." The investor should then telephone the Fund at the above number to obtain a new account number and then instruct a member bank of the Federal Reserve System to wire the amount of the investment immediately to:


    The Bank of New York
    ABA # 021000018
    Reich & Tang Funds
    DDA # 8900403527
    For Short Term Income Fund, Inc.
    Name of Portfolio____________
    Account of (Investor's Name)
    Account #
    SS#/Tax ID#

     An account will not be opened until the Fund has received the Fund application and required documentation in proper form and has accepted the purchase order for its shares.


     There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 4:00 p.m., Eastern time, on a Fund Business Day will be treated as a Federal Funds payment received on that day.


ELECTRONIC FUNDS TRANSFERS (EFT),
PRE-AUTHORIZED CREDIT AND DIRECT DEPOSIT
PRIVILEGE
--------------------------------------------------------------------------------

     You may purchase shares of the Fund (minimum of $100) by having salary, dividend payments, interest payments or any other payments designated by you, or by having federal salary, social security, or certain veteran's, military or other payments from the federal government, automatically deposited into your Fund account. You can also have money debited from your checking account. To enroll in any one of these programs, please contact your broker or the Fund for the appropriate form. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or federal agency. Death or legal incapacity will automatically terminate your participation in the Privilege. Further, the Fund may terminate your participation in the Privilege upon 30 days' notice to you.

SUBSEQUENT PURCHASES OF SHARES
--------------------------------------------------------------------------------

     Subsequent purchases can be made by bank wire, as indicated above, or by mailing a check to:

    Short Term Income Fund, Inc.
    Mutual Funds Group
    P.O. Box 13232
    Newark, New Jersey 07101-3232

     There is a $100 minimum for subsequent purchases of shares. All payments should clearly indicate the shareholder's account number.

     Provided that the information on the Fund application on file with the Fund is still applicable, a shareholder may reopen an account without filing a new Fund application at any time during the year the shareholder's account is closed or during the following calendar year.


REDEMPTION OF SHARES
--------------------------------------------------------------------------------
     A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of each Portfolio following receipt by the Fund's transfer agent of the redemption order (and any supporting documentation which the Fund's transfer agent may require). Normally, payment for redeemed shares is made on the same Fund Business Day the redemption is effected if the redemption proceeds are being paid by wire (on the next Fund Business Day if being paid by check). However, redemption payments will not be paid out unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which could take up to 15 days after investment. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.


     A shareholder's original Fund application permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original Fund application by transmitting a written direction to the Fund's transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

     When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature. It should be signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve system or a member firm of a national securities exchange, pursuant to the Fund's transfer agent's standards and procedures.

WRITTEN REQUESTS

     Shareholders may make a redemption in any amount by sending a written request to the Fund addressed to:

    Short Term Income Fund, Inc.
    c/o Reich & Tang Funds
    600 Fifth Avenue-8th Floor
    New York, New York 10020

     All written requests for redemption must be signed by the shareholder, in each case with signature guaranteed.

     Normally the redemption proceeds are paid by check and mailed to the shareholder at the address of record.

Checks

     By making the appropriate election on their Fund application, shareholders may request a supply of checks which may be used to effect redemptions from the Class of shares of the Portfolios in which they invest. The checks, which will be issued in the shareholder's name, are drawn on a special account maintained by the Fund with the Fund's agent bank. Checks may be drawn in any amount of $250 or more. When a check is presented to the Fund's agent bank, it instructs the Fund's transfer agent to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The use of a check to make a withdrawal enables a shareholder in the Fund to receive dividends on the shares to be redeemed up to the Fund Business Day on which the check clears. Checks provided by the Fund may not be certified. Fund shares purchased by check may not be redeemed by check until the check has cleared, which can take up to 15 days following the date of purchase.


     There is no charge to the shareholder for checks provided by the Fund, although there may be fees charged for checks provided in connection with certain cash management programs offered through Participating Organizations. The Fund reserves the right to impose a charge or impose a different minimum check amount in the future.


     Shareholders electing the checking option are subject to the procedures, rules and regulations of the Fund's agent bank governing checking accounts. Checks drawn on a jointly owned account may, at the shareholder's election, require only one signature. Checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment will not be honored. Since the dollar value of the account changes daily, the total value of the account may not be determined in advance and the account may not be entirely redeemed by check. Shareholders will be charged a $16 fee for any stop payment requests, a $15 fee if the Fund is requested to deliver a supply of checks overnight and a $4 fee for each copy of a check requested. In addition, the Fund reserves the right to charge the shareholder's account a fee up to $20 for checks not honored as a result of an insufficient account value, a check deemed not negotiable because it has been held longer than six months, an unsigned check and/or a post-dated check. The Fund reserves the right to terminate or modify the check redemption procedure at any time or to impose additional fees following notification to the Fund's shareholders.

     Corporations and other entities electing the checking option are required to furnish a certified resolution or other evidence of authorization in accordance with the Fund's normal practices. Individuals and joint tenants are not required to furnish any supporting documentation. Appropriate authorization forms will be sent by the Fund or its agents to corporations and other shareholders who select this option. As soon as the authorization forms are filed in good order with the Fund's agent bank, the Fund will provide the shareholder with a supply of checks.

TELEPHONE

     The Fund accepts telephone requests for redemptions from shareholders who elect this option on their Fund application. The proceeds of a telephone redemption may be sent to the shareholders at their address of record or, if in excess of $1,000, to their bank accounts, both as set forth in the Fund application or in a subsequent written authorization. The Fund may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service and thus such shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them. The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification. Failure by the Fund to employ such reasonable procedures may cause the Fund to be liable for the losses incurred by investors due to unauthorized or fraudulent telephone redemptions.

     A shareholder making a telephone withdrawal should call the Fund at (212) 830-5345 or toll free at (800) 433-1918, and state: (i) the name of the shareholder appearing on the Fund's records; (ii) the shareholder's account number with the Fund; (iii) the amount to be withdrawn; (iv) whether such amount is to be forwarded to the shareholder's designated bank account or address; and
(v) the name of the person requesting the redemption. Usually the proceeds are sent to the designated bank account or address on the same Fund Business Day the redemption is effected, if the redemption proceeds are being paid by wire (on the next Fund Business Day if being paid by check). The Fund reserves the right to terminate or modify the telephone redemption service in whole or in part at any time and will notify shareholders accordingly.


GENERALLY


     There is no redemption charge, although there may be a fee charged on certain wire redemption requests, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. Proceeds of redemptions are paid by check. Unless other instructions are given in proper form to the Fund's transfer agent, a check for the proceeds of a redemption will be sent to the shareholder's address of record. If a shareholder elects to redeem all of his shares of the Fund, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption.


     The right of redemption generally may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for (i) any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings),
(ii) any period during which the Securities and Exchange Commission (the "SEC") determines that trading thereon is restricted, (iii) any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iv) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.

     The Fund and its agents reserve the right to "freeze" or "block" (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of "blocked" entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.

     The Fund has reserved the right to redeem the shares of any shareholder if the net asset value of all the remaining shares in the shareholder's or his Participating Organization's account after a withdrawal is less than $500. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed or the Fund may impose a monthly service charge of $10 on such accounts. For Participant Investor accounts, notice of a proposed mandatory redemption will be made to the appropriate Participating Organization only. The Participating Organization will be responsible for notifying Participant Investors of the proposed mandatory redemption. Shareholders may avoid mandatory redemption by purchasing sufficient additional shares to increase his total net asset value to the minimum amount during the notice period.

     In addition, in accordance with applicable customer identification regulations, the Fund reserves the right to redeem the shares of any shareholder and close the shareholder's account if the Fund and its agents are unable to verify the shareholder's identity within a reasonable time after the shareholder's account is opened. If the Fund closes a shareholder's account in this manner, the shares will be valued in accordance with the net asset value next calculated after the Fund decides to close the account.

SPECIFIED AMOUNT AUTOMATIC WITHDRAWAL PLAN
--------------------------------------------------------------------------------

     Shareholders may elect to withdraw shares and receive payment from the Fund of a specified amount of $50 or more automatically on a monthly or quarterly basis. The monthly or quarterly withdrawal payments of the specified amount are made by the Fund on the 23rd day of the month. Whenever such 23rd day of a month is not a Fund Business Day, the payment date is the Fund Business Day preceding the 23rd day of the month. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value on the Fund Business Day immediately preceding the date of payment. To the extent that the redemptions to make plan payments exceed the number of shares purchased through reinvestment of dividends and distributions, the redemptions reduce the number of shares purchased on original investment, and may ultimately liquidate a shareholder's investment.

     The election to receive automatic withdrawal payments may be made at the time of the original application by so indicating on the Fund application. The election may also be made, changed or terminated at any later time by sending a signature guaranteed written request to the transfer agent. Because the withdrawal plan involves the redemption of Fund shares, such withdrawals may constitute taxable events to the shareholder but the Fund does not expect that there will be any realized capital gains.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

     The Fund declares dividends equal to all its net investment income (excluding capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

     Distributions of long-term capital gains, if any, are paid by both Portfolios at least once a year and, at the shareholder's option, are reinvested in additional shares of the Portfolio from which they were paid or are paid in cash.

     All dividends and distributions of capital gains are automatically invested, at no charge, in additional Fund shares of the same Class of shares immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash.

     Because Class A shares bear the service fee under the Fund's 12b-1 Plan, the net income of and the dividends payable to the Class A shares will be lower than the net income of and dividends payable to the Class B shares of the Fund. Dividends paid to each Class of shares of each Portfolio of the Fund will, however, be declared and paid on the same days at the same times and, except as noted with respect to the service fees payable under the Plan, will be determined in the same manner and paid in the same amounts.

RETIREMENT PLANS
--------------------------------------------------------------------------------

     The Fund has available a form of individual retirement account ("IRA") for investment in the Fund's shares. In general, an individual can make an annual contribution to an IRA in an amount equal to the lesser of the deductible amount or 100% of the individual's earned income. The deductible amount is $3,000 for the years 2002 through 2004, $4,000 for the years 2005 through 2007 and $5,000 for the year 2008 and thereafter. In the case of an individual who has attained the age of 50, the deductible amount is increased by $500 for the years 2002 through 2005 and is increased by $1,000 for the year 2006 and thereafter. In addition, in the case of a married couple filing a joint return, annual IRA contributions in an amount that does not exceed the deductible amount can generally be made for each spouse, as long as the combined compensation of both spouses is at least equal to the contributed amounts.

     IRA contributions can, in general, be made to either traditional deductible IRAs, traditional non-deductible IRAs or non-deductible Roth IRAs, a new type of IRA established by the Taxpayer Relief Act of 1997. Contributions to a Roth IRA are not deductible, but qualified distributions from a Roth IRA are not includable in income or subject to the additional ten-percent tax on early withdrawals, if deemed a qualified distribution. A "qualified distribution" is a distribution that is made after the end of the five taxable year period beginning with the first taxable year in which the individual made a contribution to a Roth IRA, and which is made on or after the date in which the individual attains an age of 59 1/2, made to a beneficiary on or after the death of the individual, is attributable to the disability of the individual, or is a distribution for specified first-time home buyer expenses.

     Contributions to traditional deductible IRAs and Roth IRAs may be limited based on adjusted gross income levels. The ability of a person who is an active participant in an employer sponsored retirement plan to make deductible contributions to a regular IRA is phased out based on the individual's adjusted gross incomes. For 2003, the phase out occurs over a range of adjusted gross incomes from $60,000 to $70,000 on a joint return and $40,000 to $50,000 on a single return. The phase out range for a married individual who is not an active participant but whose spouse is an active participant is between $150,000 and $160,000.

     The maximum annual contribution that can be made to a Roth IRA is also subject to phase out rules that apply to married individuals filing joint returns when adjusted gross income is between $150,000 and $160,000 and to single individuals when adjusted gross income is between $95,000 and $110,000.

     For both traditional deductible IRAs and Roth IRAs, the phase out range for married individuals filing separate returns is from $0 to $10,000. The minimum investment required to open an IRA is $250. Generally, there are penalties for premature distributions from a traditional deductible IRA before the attainment of age 59 1/2, except in the case of the participant's death or disability and certain other circumstances including first-time home buyer expenses and certain education expenses.

     In addition, subject to certain limitations, amounts an individual received from a traditional IRA, an employer's qualified retirement plan for its employees or a tax-sheltered annuity plan (Section 403(b)) may be eligible for tax-free rollover into a traditional IRA. Also, distributions after December 31, 2001 from a deferred compensation plan of a state or local government, a Section 457 plan, may be eligible for tax-free rollover to a traditional IRA.

     Fund shares may also be a suitable investment for assets of other types of qualified pension or profit-sharing plans, including cash or deferred or salary reduction "Section 401(k) plans" which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plans.

     Persons desiring information concerning investments by IRAs and other retirement plans should write or telephone the Fund.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

     Shareholders of the Fund are entitled to exchange some or all of their shares in the Fund for shares of the same Class of certain other investment companies that retain Reich & Tang Asset Management, LLC as investment manager and that participate in the exchange privilege program with the Fund. If only one Class of shares is available in a particular exchange fund, the shareholder of the Fund is entitled to exchange its shares for the shares available in that exchange fund. Currently the exchange privilege program has been established between the Fund and California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, New Jersey Daily Municipal Income Fund, Inc. and New York Daily Tax Free Income Fund, Inc. In the future, the exchange privilege program may be extended to other investment companies that retain Reich & Tang Asset Management, LLC as investment adviser or manager.

     There is no charge for the exchange privilege or limitation as to frequency of exchange. The minimum amount for an exchange is $1,000. However, shareholders who are establishing a new account with an investment company through the exchange privilege must ensure that a sufficient number of shares are exchanged to meet the minimum initial investment required for the investment company into which the exchange is being made. Each Class of shares is exchanged at its respective net asset value.

     The exchange privilege provides shareholders of the Fund with a convenient method to shift their investment among different investment companies when they feel such a shift is desirable. The exchange privilege is available to shareholders residing in any state in which shares of the investment company being acquired may legally be sold. Shares of the same Class may be exchanged only between investment company accounts registered in identical names. Before making an exchange, the investor should review the current prospectus of the investment company into which the exchange is to be made. An exchange is a taxable event.

     Instructions for exchanges may be made by sending a signature guaranteed written request to:

    Short Term Income Fund, Inc.
    c/o Reich & Tang Funds
    600 Fifth Avenue-8th Floor
    New York, New York 10020


     or, for shareholders who have elected that option, by telephoning the Fund at 212-830-5345 or toll free at 800-433-1918. The Fund reserves the right to reject any exchange request and may modify or terminate the exchange privilege at any time.




FREQUENT TRADING
--------------------------------------------------------------------------------

The Reich & Tang family of funds discourages short-term or excessive trading ("frequent trading") of their shares by shareholders (including by means of exchanges) and maintains procedures reasonably designed to detect and deter such frequent trading, except with respect to the money market funds as discussed below. Frequent trading is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the fund's share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund's portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would (which would result in reduced yields for money market funds) or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of a fund. There is no guarantee that policies and procedures will be effective in detecting and preventing frequent trading in whole or in part.

Money market funds are not effective vehicles for market timing activity since these types of funds seek to maintain a constant net asset value of $1.00 per share. In addition, the risks of frequent trading are not generally applicable to money market funds because money market funds are created as cash management vehicles which accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as sweep vehicles, which generally eliminates the potential for disruptive trading.

Nonetheless, as indicated under "Pricing of Fund Shares" the Fund reserves the right to reject any purchase or exchange order for its shares for any reason and thus may exercise such right in the event it determines that a purchase or exchange order is disruptive to the Fund's management or otherwise. The Fund's procedures with respect to frequent purchases and redemptions of Fund shares by shareholders are thus limited to the Fund exercising its right to reject purchase or exchange orders it determines in its discretion to be disruptive. The Fund may change it policies relating to frequent trading at any time without prior notice to shareholders.

TAX CONSEQUENCES
--------------------------------------------------------------------------------

     Dividends paid by the Fund from its investment company taxable income including its net short-term capital gains, are taxable to shareholders as ordinary income whether they are distributed to the shareholder or reinvested in additional Fund shares. Dividends designated by the Fund as from long-term capital gains which are taxable to shareholders at capital gain rates are also taxable to shareholders whether they are distributed to them or reinvested. A shareholder will be subject to tax on dividends of investment company taxable income or capital gains dividends paid shortly following the shareholder's purchase of shares of the Fund, even though the dividend might be viewed economically as a return of capital to the shareholder.

     It is expected that no portion of dividends to shareholders will qualify for the dividends-received deduction for corporations.

     Distributions from the U.S. Government Portfolio that are derived from interest on certain obligations of the United States Government and agencies thereof may be exempt from state and local taxes in certain states.

     The redemption of shares in the Fund, or the exchange of shares for shares in another Fund will be taxable events, on which any gain realized will be subject to tax.

     The Fund is required by federal law to withhold 28% of reportable payments ("backup withholding") paid to certain shareholders who have failed to provide a correct Social Security or tax identification number or when the Fund or shareholder has been notified by the IRS that the shareholder is subject to backup withholding. Reports containing appropriate information with respect to the federal income tax status of dividends paid by the Fund during the year are mailed to shareholders annually.

     In view of the frequent changes in the tax law, it is recommended that shareholders consult with counsel and other competent tax advisors regarding their individual situation.

V.  DISTRIBUTION ARRANGEMENTS

Rule 12b-1 Fees
--------------------------------------------------------------------------------

     Investors do not pay a sales charge to purchase shares of the Fund. However, the Fund pays shareholder servicing fees in connection with the provision of servicing to the Class A shareholders. The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The Fund's Board of Directors has adopted a Rule 12b-1 distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and the Distributor have entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to the Class A shares of the Fund only).

     Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares and, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.


     Under the Shareholder Servicing Agreement, the Distributor receives, with respect only to the Class A shares, a service fee equal to 0.25% per annum of each Portfolio's Class A shares' average daily net assets (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. This fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to their provision of such services to their clients or customers who are Class A shareholders of each Portfolio. The Class B shareholders will generally not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a Shareholder Servicing Fee.


     The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Participating Organizations in carrying out their obligations under the Shareholder Servicing Agreement with respect to Class A shares or the Participating Organization agreement, as the case may be, and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing Fund subscription applications for shareholder accounts.

     The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee and administrative services fee and past profits for the following purposes: (i) to pay costs, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing on behalf of the Class A shares of the Fund; (ii) to compensate certain Participating Organizations for providing assistance in distributing the Class A shares of the Fund; and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor and other persons in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholder Servicing Fee (with respect to Class A shares) and past profits, for the purposes enumerated in (i) above. The Distributor may determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract or Administrative Services Contract or Shareholder Servicing Agreement in effect for that year.


     Certain Participating Organizations receive distribution and servicing payments from the Distributor in amounts that exceed the payments the Distributor receives from the Fund pursuant to the Plan, Distribution Agreement and Shareholder Servicing Agreement. The excess of such payments over the total payments the Distributor receives from the Fund represents payments made out of the Manager's and/or Distributor's own resources. Additional information regarding these payments can be found in the Fund's Statement of Additional Information.

VI.  FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand the financial performance of both Classes of the Money Market Portfolio and the U.S. Government Portfolio for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


                                                                       Money Market Portfolio
Class A shares                                                          Year Ended August 31,
--------------                                 ---------------------------------------------------------------------
                                                 2004           2003           2002            2001           2000
                                               --------      ---------      ----------       --------       --------

Per Share Operating Performance:
(for a share outstanding throughout the year)
Net asset value, beginning of year......       $  1.00       $   1.00       $    1.00        $  1.00        $  1.00
                                               --------      ---------      ----------       --------       --------
Income from investment operations:
    Net investment income...............          0.003          0.006           0.014          0.045          0.050
    Net realized and unrealized gain (loss)
    on investments......................          0.000             --           0.000          0.000          0.000
                                               --------      ---------      ----------       --------       --------
Total from investment operations........          0.003          0.006           0.014          0.045          0.050
Less distributions from:
    Dividends from net investment income       (  0.003)     (   0.006)     (    0.014)      (  0.045)      (  0.050)
    Net realized gains on investments...       (  0.000)     (     -- )     (    0.000)      (  0.000)      (  0.000)
                                               --------      ---------      ----------       --------       --------
Total Distributions.....................       (  0.003)     (   0.006)     (    0.014)      (  0.045)      (  0.050)
                                               --------      ---------      ----------       --------       --------
Net asset value, end of year............       $  1.00       $   1.00       $    1.00        $  1.00        $  1.00
                                               ========      =========      ==========       ========       ========
Total Return............................          0.33%          0.63%           1.44%          4.59%          5.16%
Ratios/Supplemental Data
Net assets, end of year (000's).........       $370,650      $ 389,718      $  322,381       $675,289       $940,199
Ratios to average net assets:
  Expenses (net of fees waived)(a)......          0.87%          0.87%           0.97%          1.01%          0.99%
  Net investment income.................          0.32%          0.61%           1.56%          4.55%          5.02%
  Management and administration fees waived       0.00%          0.00%           0.00%          0.00%          0.01%
  Expenses paid indirectly..............          0.00%          0.00%           0.00%          0.00%          0.00%



(a) Includes expenses paid indirectly


These financial highlights tables are intended to help you understand the financial performance of both Classes of the Money Market Portfolio and the U.S. Government Portfolio for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

                                                                       Money Market Portfolio
Class B shares                                                          Year Ended August 31,
--------------                                 ---------------------------------------------------------------------
                                                 2004           2003           2002            2001           2000
                                               --------      --------       ---------        --------       --------

Per Share Operating Performance:
(for a share outstanding throughout the year)
Net asset value, beginning of year......       $  1.00       $  1.00        $   1.00         $  1.00        $  1.00
                                               --------      --------       ---------        --------       --------
Income from investment operations:
    Net investment income...............          0.006         0.009           0.018           0.049          0.054
    Net realized and unrealized gain (loss)
    on investments......................          0.000           --            0.000           0.000          0.000
                                               --------      --------       ---------        --------       --------
Total from investment operations........          0.006         0.009           0.018           0.049          0.054
Less distributions from:
    Dividends from net investment income       (  0.006)     (  0.009)      (   0.018)       (  0.049)      (  0.054)
    Net realized gains on investments...       (  0.000)     (    -- )      (   0.000)       (  0.000)      (  0.000)
                                               --------      --------       ---------        --------       --------
Total Distributions.....................       (  0.006)     (  0.009)      (   0.018)       (  0.049)      (  0.054)
                                               --------      --------       ---------        --------       --------
Net asset value, end of year............       $  1.00       $  1.00        $   1.00         $  1.00        $  1.00
                                               ========      ========       =========        ========       ========
Total Return............................          0.58%         0.92%           1.80%           5.01%          5.58%
Ratios/Supplemental Data
Net assets, end of year (000's).........       $614,791      $858,944       $ 838,064        $811,173       $351,335
Ratios to average net assets:
  Expenses (net of fees waived)(a)......          0.62%         0.58%           0.61%           0.61%          0.60%
  Net investment income.................          0.57%         0.92%           1.78%           4.71%          5.58%
  Management and administration fees waived       0.00%         0.00%           0.00%           0.00%          0.01%
  Expenses paid indirectly..............          0.00%         0.00%           0.00%           0.00%          0.00%


(a) Includes expenses paid indirectly


These financial highlights tables are intended to help you understand the financial performance of both Classes of the Money Market Portfolio and the U.S. Government Portfolio for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

                                                                      U.S. Government Portfolio
Class A shares                                                           Year Ended August 31,
--------------                                 ---------------------------------------------------------------------
                                                 2004           2003           2002            2001            2000
                                               --------      --------       ---------        --------        --------

Per Share Operating Performance:
(for a share outstanding throughout the year)
Net asset value, beginning of year......       $  1.00       $  1.00        $   1.00         $  1.00        $  1.00
                                               --------      --------       ---------        -------        --------
Income from investment operations:
    Net investment income...............          0.003         0.006           0.014           0.044          0.048
    Net realized and unrealized gain (loss)
    on investments......................          0.000         0.000             --            0.000             --
                                               --------      --------       ---------        --------       --------
Total from investment operations........          0.003         0.006           0.014           0.044          0.048
Less distributions from:
    Dividends from net investment income       (  0.003)     (  0.006)      (   0.014)       (  0.044)      (  0.048)
    Net realized gains on investments...       (  0.000)     (  0.000)      (     -- )       (  0.000)      (     --)
                                               --------      --------       ---------        --------       --------
Total Distributions.....................       (  0.003)     (  0.006)      (   0.014)       (  0.044)      (  0.048)
                                               --------      --------       ---------        --------       --------
Net asset value, end of year............       $  1.00       $  1.00        $   1.00         $  1.00        $  1.00
                                               ========      ========       =========        ========       ========
Total Return............................          0.28%         0.64%           1.39%           4.54%          4.95%
Ratios/Supplemental Data
Net assets, end of year (000's).........       $250,634      $236,931       $ 241,906        $484,681       $491,022
Ratios to average net assets:
  Expenses (a)..........................          0.84%         0.79%           0.89%           0.93%          0.94%
  Net investment income.................          0.28%         0.64%           1.46%           4.42%          4.77%
  Expenses paid indirectly..............          0.00%         0.00%           0.00%           0.00%          0.00%



(a) Includes expenses paid indirectly


These financial highlights tables are intended to help you understand the financial performance of both Classes of the Money Market Portfolio and the U.S. Government Portfolio for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


                                                                      U.S. Government Portfolio
Class B shares                                                          Year Ended August 31,
--------------                                 ---------------------------------------------------------------------
                                                 2004           2003           2002            2001           2000
                                               --------      --------       ---------        --------       --------

Per Share Operating Performance:
(for a share outstanding throughout the year)
Net asset value, beginning of year......       $  1.00       $  1.00        $   1.00         $  1.00        $  1.00
                                               --------      --------       ---------        --------       --------
Income from investment operations:
    Net investment income...............          0.005         0.008           0.017           0.048          0.052
    Net realized and unrealized gain (loss)
    on investments......................          0.000         0.000             --            0.000             --
                                               --------      --------       ---------        --------       --------
Total from investment operations........          0.005         0.008           0.017           0.048          0.052
Less distributions from:
    Dividends from net investment income       (  0.005)     (  0.008)      (   0.017)       (  0.048)      (  0.052)
    Net realized gains on investments...       (  0.000)     (  0.000)      (      --)       (  0.000)      (     --)
                                               --------      --------       ---------        --------       --------
Total Distributions.....................       (  0.005)     (  0.008)      (   0.017)       (  0.048)      (  0.052)
                                               --------      --------       ---------        --------       --------
Net asset value, end of year............       $  1.00       $  1.00        $   1.00         $  1.00        $  1.00
                                               ========      ========       =========        ========       ========
Total Return............................          0.53%         0.84%           1.69%           4.91%          5.32%
Ratios/Supplemental Data
Net assets, end of year (000's).........       $290,512      $331,130       $ 400,833        $216,573       $135,862
Ratios to average net assets:
  Expenses (a)..........................          0.60%         0.59%           0.58%           0.58%          0.58%
  Net investment income.................          0.52%         0.84%           1.61%           4.77%          5.23%
  Expenses paid indirectly..............          0.00%         0.00%           0.00%           0.00%          0.00%


(a) Includes expenses paid indirectly


                     Notice of Reich & Tang* Privacy Policy


     We do not disclose to third parties nonpublic personal information about current or former Reich & Tang customers, clients or mutual fund shareholders other than as described below.

     We collect nonpublic personal information about you, such as your name, address, social security number, account activity and account balances from your account application and other forms that you may deliver to us. We use this information to provide advisory services to you, to open an account for you, or to process a transaction for your account. In order to service your account and effect your transactions, we provide your nonpublic personal information to our affiliates and to unaffiliated firms to effect or process transactions for you or to assist us in servicing your account.

     We may also disclose nonpublic personal information about you to other service providers who agree to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not otherwise provide nonpublic personal information about you to outside firms, organizations or individuals except as permitted by law.

     We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.


* For purposes of this notice, "Reich & Tang" includes: Reich & Tang Asset Management, LLC, Reich & Tang Distributors, Inc., Reich & Tang Services, Inc. and all mutual funds or other funds managed or advised by Reich & Tang Asset Management, LLC.

                       THIS IS NOT PART OF THE PROSPECTUS

                                                  SHORT
                                                  TERM
                                                  INCOME
                                                  FUND, INC.


                                                  PROSPECTUS
                                                  December 29, 2004


=====================================================


A Statement of Additional Information (SAI) dated
December 29, 2004 includes additional information about the Fund and its investments and is incorporated by reference into this Prospectus.
Further information about Fund investments is available in the Annual and Semi-Annual shareholder reports. You may obtain the SAI, the Annual and Semi-Annual Reports and other material incorporated by reference without charge by calling the Fund toll free at (800) 433-1918. To request other information, please call your financial intermediary or the Fund.


======================================================



===================================================
A current SAI has been filed with the Securities and Exchange Commission. You may visit the EDGAR database on the Securities and Exchange
Commission's Internet website (http://www.sec.gov) to view the SAI, material incorporated by reference and other information. Copies of the information may be obtained, after paying a duplicating fee, by sending an electronic request to publicinfo@sec.gov. These materials can also be reviewed and copied at the Commission's Public
Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. In addition, copies of these materials may be obtained, upon payment of a duplicating fee, by writing the Public Reference
Section of the Commission, Washington, D.C.
20549-0102.


811-2950
           Reich & Tang Distributors, Inc.
                 600 Fifth Avenue
                New York, NY 10020
                  (212) 830-5220

STIF2004P

     Prospectus

     First Southwest Prime Income Fund

     Shares of Short Term Income Fund, Inc. - Money Market Portfolio


     December 29, 2004


A money market fund whose investment objective is to seek as high a level of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. This Prospectus relates to the First Southwest Prime Income Fund Class of the Money Market Portfolio only ("FSW shares").

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

  325 North St Paul
  SUITE 800
  DALLAS, TX 75201
  (214) 953-4000

The Notice of the Reich & Tang Privacy Policy is included with this Prospectus but is not part of the Prospectus.

    Table of Contents

         3    Risk/Return Summary: Investments, Risks and Performance
         6    Risk/Return Summary: Fee Table
         7    Investment Objectives, Principal Investment Strategies
              and Related Risks
         9    Management, Organization and Capital Structure
        10    Shareholder Information
        13    Distribution Arrangements
        14    Financial Highlights

RISK/RETURN SUMMARY:
INVESTMENTS, RISKS AND PERFORMANCE

INVESTMENT OBJECTIVE

The objective of the Money Market Portfolio (the "Portfolio") is to seek as high a level of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. There can be no assurance that the Portfolio will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio is a money market fund which invests in high quality, short-term debt instruments. The Portfolio seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.

The Portfolio seeks to achieve its objective by investing in: (i) United States Government Securities; (ii) securities issued by foreign governments and other foreign issuers; (iii) bank obligations; (iv) commercial paper and certain debt obligations; and (v) repurchase agreements.

Principal Risks

[] Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

[] The value of the Portfolio's shares and the securities held by the Portfolio can each decline in value.

[] The amount of income the Portfolio generates will vary with changes in prevailing interest rates.


[] An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency.


[] The Portfolio may contain securities issued by foreign governments and other foreign issuers. Debt obligations of foreign issuers may be subject to additional investment risks compared to an investment in debt obligations of domestic issuers. Such additional risks include future adverse political or economic developments in a foreign jurisdiction and sudden changes in foreign laws regarding the regulation of and rights attached to such investments.

RISK/RETURN BAR CHART AND TABLE


The following bar chart and table may assist you in deciding whether to invest in the FSW shares. The bar chart shows the annual total returns of the Portfolio's FSW shares for the last calendar year. The table shows the average annual total returns for the last one year and since the inception period of the FSW shares. While analyzing this information, please note that the Portfolio's past performance is not an indication of how the Portfolio will perform in the future. The current 7-day yield for the Portfolio may be obtained by calling the Fund toll-free at (800) 678-3792.

[GRAPHIC OMITTED]

First Southwest Prime Income Fund Shares - Short Term Income Fund, Inc. - Money
Market Portfolio - (1) (2) (3)

Calendar Year End     % Total Return
2003                      0.28%


(1) As of September 30, 2004, the FSW shares had a year-to-date return of 0.18%.

(2) The FSW shares' highest quarterly return was 0.12% for the quarter ended March 31, 2003; the FSW shares' lowest quarterly return was 0.04 % for the quarter ended December 31, 2003.

(3) [Participating Organizations may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than the net return by investing in the Fund directly].

Average Annual Total Returns - For the periods ended December 31, 2003

FSW Shares

     One Year                                                0.28%
     Since Inception*                                        0.44%

*    The inception date for the FSW shares was August 5, 2002.

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                      First Southwest
                                                           Shares


 Management Fees...........................                 0.29%
 Distribution and Service (12b-1) Fees.....                 0.50%
 Other Expenses............................                 0.28%
          Administration Fees..............       0.21%
 Total Annual Fund Operating Expenses......                1.07%


The Fund's distributor has voluntarily waived a portion of the 12b-1 Fees with respect to the FSW shares. After such waiver, the 12b-1 Fees were 0.44%. As a result, the actual Total Annual Fund Operating Expenses were 1.01%. This fee waiver arrangement may be terminated at any time at the option of the Fund's distributor.

Example

This Example is intended to help you compare the cost of investing in the FSW shares with the cost of investing in other money market funds.

The Example assumes that you invest $10,000 in FSW shares for the time periods indicated and then redeem all of your shares at the end of those periods. The
Example also assumes that your investment has a 5% return each year and that the FSW shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       1 Year           3 Years           5 Years          10 Years


        $109             $340              $590               $1,311

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE

The Portfolio is a money market fund which seeks as high a level of current income to the extent consistent with the preservation of capital and maintenance of liquidity. There can be no assurance that the Portfolio will achieve its investment objective.

The investment objective of the Portfolio described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of the Portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In order to maintain a share price of $1.00, the Portfolio must comply with certain industry regulations. The Portfolio will only invest in securities which are denominated in United States dollars. Other regulations pertain to the maturity and credit quality of the securities in which the Fund may invest. The Portfolio will only invest in securities which have, or are deemed to have, a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Portfolio on a dollar-weighted basis, will be 90 days or less.

The Portfolio will only invest in either securities which have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or are unrated securities but which have been determined by the Fund's investment manager to be of comparable quality.

The Portfolio shall invest not more than 5% of its total assets in securities issued by a single issuer.

With respect to 75% of its total assets, the Portfolio shall invest not more than 10% of its total assets in securities backed by a demand feature or guarantee from the same institution.

The Portfolio's investment manager considers the following factors when buying and selling securities for the Portfolio: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management.

As a temporary defensive measure the Portfolio may, from time to time, invest in securities that are inconsistent with its principal investment strategies or remain uninvested in an attempt to respond to adverse market, economic, political or other conditions as determined by the Fund's investment adviser. Such a temporary defensive position may cause the Fund to not achieve its investment objectives.

The Portfolio intends to attain its investment objective through investments in the following securities.

(I) UNITED STATES GOVERNMENT SECURITIES: The Portfolio may purchase short-term obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. These obligations include issues of the United States Treasury (the "Treasury"), such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. Some of these securities are supported by the full faith and credit of the Treasury, others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality.


(II) BANK OBLIGATIONS: The Portfolio may purchase certificates of deposit, time deposits and bankers' acceptances issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks. Certificates of deposit are certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a bank for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits purchased by the Fund will not benefit from insurance from the FDIC. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. The Portfolio limits its investments in obligations of domestic banks, foreign branches of domestic banks and foreign subsidiaries of domestic banks to banks having total assets in excess of $1 billion or the equivalent in other currencies. The Portfolio limits its investments in obligations of domestic and foreign branches of foreign banks to dollar denominated obligations of such banks which at the time of investment have more than $5 billion, or the equivalent in other currencies, in total assets.


(III) COMMERCIAL PAPER AND CERTAIN DEBT OBLIGATIONS: The Portfolio may purchase commercial paper or similar debt obligations. Commercial paper is generally considered to be short-term, unsecured debt of corporations.

(IV) REPURCHASE AGREEMENTS: The Portfolio may enter into repurchase agreements provided that the instruments serving as collateral for the agreements are eligible for inclusion in the Portfolio. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees with the vendor to resell the security to the vendor at an agreed upon time and price.

(V) PRIVATE PLACEMENT INVESTMENTS: The Portfolio may purchase commercial paper exempt from registration under Section 4(2) of the Securities Act of 1933 ("4(2) Paper") and securities which are not registered and are issued as private placements pursuant to Rule 144A of the Securities Act of 1933 ("Rule 144A Securities"). The Portfolio intends to purchase both liquid and illiquid 4(2) Paper and Rule 144A Securities. Any such illiquid securities that the Portfolio purchases are subject to a maximum of 10% of the value of its net assets.

Risks

The Portfolio complies with industry-standard requirements on the quality, maturity and diversification of its investments which are designed to help maintain a $1.00 share price. A significant change in interest rates or a default on the Portfolio's investments could cause its share price (and the value of your investment) to change.

Since the Portfolio may contain securities issued by foreign governments and other foreign issuers, the Portfolio may be subject to additional investment risks when compared with those incurred by a fund which invests only in domestic issuers. Foreign securities markets generally are not as developed or efficient as those of the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers.

Similarly, volume in most foreign securities markets is less than in the United States. The issuers of some of these securities may be subject to less stringent or different regulation than are United States issuers. In addition, there may be less publicly available information about a non-United States issuer, and non-United States issuers generally are not subject to uniform accounting and financial reporting standards and requirements. Additional risks associated with foreign investments might include adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities. Furthermore, some of these foreign securities may be subject to stamp, withholding or other excise taxes levied by foreign governments, which have the effect of increasing the cost of such securities and reducing the realized gain or increasing the realized loss on such securities at the time of sale.


PORTFOLIO HOLDINGS

A schedule of the Fund's complete portfolio holdings, current as of month-end, will be available on the Fund's website no earlier than 5 days after the end of each month. This information will remain available on the website at least until updated for the next month or until the Fund files with the Securities and Exchange Commission its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The most recent schedule is available on the Fund's website at http://www.money_funds.com/portfolioholdings or by calling toll free at (800) 433-1918. The Fund may terminate or modify this policy at any time without further notice to shareholders. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


The Fund's investment manager is Reich & Tang Asset Management, LLC (the "Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of November 30, 2004, the Manager was the investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $billion. The Manager has been an investment adviser since 1970 and currently is manager of sixteen other registered investment companies of which it acts as administrator for twelve. The Manager also advises pension trusts, profit-sharing trusts and endowments.

Pursuant to the Investment Management Contract between the Fund and the Manager, the Manager manages the Fund's portfolio of securities and makes the decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Under the Investment Management Contract, the Portfolio will pay an annual management fee of 0.30% of the Portfolio's average daily net assets not in excess of $750 million, plus 0.29% of such assets in excess of $750 million but not in excess of $1 billion, plus 0.28% of such assets in excess of $1 billion but not in excess of $1.5 billion, plus 0.27% of such assets in excess of $1.5 billion. For the fiscal year ended August 31, 2004, the Manager received a fee equal to 0.29% per annum of the Portfolio's average daily net assets.

Pursuant to the Administrative Services Contract between the Fund and the Manager, the Manager performs clerical, accounting supervision and office service functions for the Fund. The Manager provides the Fund with personnel to perform all of the clerical and accounting type functions not performed by the Manager under the Investment Management Contract. For its services under the Administrative Services Contract, the Manager receives an annual fee of 0.21% of the Portfolio's average daily net assets not in excess of $1.25 billion, plus 0.20% of such assets in excess of $1.25 billion but not in excess of $1.5 billion, plus 0.19% of such assets in excess of $1.5 billion. For the fiscal year ended August 31, 2004, the Portfolio paid the Manager a fee for administrative services equal to 0.21% per annum of the Portfolio's average daily net assets. The Manager, at its discretion, may waive all or portion of the investment management or administrative services fee.


Any portion of the total fees received by the Manager and its past profits may be used to provide shareholder services and for distribution of Fund shares.


In addition, Reich & Tang Distributors, Inc. (the "Distributor") receives a fee equal to 0.25% per annum of the average daily net assets of the FSW shares under the Shareholder Servicing Agreement and a fee equal to 0.25% per annum of the average daily net assets of the FSW shares under the Distribution Agreement. The fees are accrued daily and paid monthly. Investment management fees and operating expenses, which are attributable to all Classes of the Portfolio, will be allocated daily to each Class of shares based on the percentage of outstanding shares at the end of the day.

SHAREHOLDER INFORMATION

The Portfolio sells and redeems its shares on a continuing basis at their net asset value and does not impose a charge for either purchases or redemptions. All transactions in FSW shares are effected through the Fund's transfer agent, who accepts orders for purchases and redemptions from First Southwest Company.

PRICING OF FUND SHARES


The net asset value of the Portfolio is determined as of 4:00 p.m., Eastern time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except (i) days on which the New York Stock Exchange is closed for trading (i.e., national holidays) and (ii) Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value. The net asset value of the Portfolio is computed by dividing the value of the Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding for the Portfolio. The Portfolio intends to maintain a stable net asset value at $1.00 per share, although there can be no assurance that this will be achieved.


The Portfolio's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the securities in the portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.


Shares will be issued as of the first determination of the Portfolio's net asset value per share made after receipt and acceptance by the Fund's transfer agent of First Southwest Company's purchase order. In order to maximize earnings on its portfolios, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks or deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). Shares of the Portfolio begin accruing income on the day the shares are issued.

The Portfolio reserves the right to reject any purchase order for its shares. In addition, the Fund does not accept cash and may refuse to accept cash equivalents (i.e., travelers cheques, money orders, cashier's checks or similar instruments) and certain other forms of payment at its discretion. Certificates for the FSW shares will not be issued to investors.

PURCHASE OF FSW SHARES



Only the FSW shares are offered through this Prospectus. These shares are offered only through First Southwest Cash Force account. All shares are held in an omnibus account at the Fund through First Southwest Company, which will maintain individual investor accounts.


There is no minimum initial or subsequent investment for FSW shares.

Each FSW shareholder will receive a personalized monthly statement from First Southwest Company listing (i) the total number of FSW shares owned as of the statement closing date, (ii) purchases and redemptions of FSW shares and (iii) the dividends paid on FSW shares reinvested in additional shares.

When instructed by a FSW shareholder to purchase or redeem shares, First Southwest Company, on behalf of the shareholder, promptly transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.


First Southwest Company may transmit an investor's purchase or redemption order to the Fund's transfer agent after 4:00 p.m., Eastern time on the day the order is received from the investor as long as the investor has placed his order with First Southwest Company before 4:00 p.m. on that day. The investor will then receive the net asset value of the Portfolio's shares determined as of 4:00 p.m. on the day he placed his order with First Southwest Company. First Southwest Company is responsible for instituting procedures to ensure that purchase orders by its respective clients are processed expeditiously.


INITIAL AND SUBSEQUENT PURCHASE:

BY CHECK:

Mail or deliver your check made payable to First Southwest Company, 325 North St Paul, Suite 800, Dallas, TX 75201.

BY SWEEP:

First Southwest Company offers automatic daily "sweep" of funds between your brokerage account and the Portfolio.

ELECTRONIC FUNDS TRANSFERS (EFT)


You may purchase FSW shares by having salary, dividend payments, interest payments or any other payments designated by you, or by having federal salary, social security, or certain veteran's, military or other payments from the federal government, automatically deposited into your account. You can also have money debited from your checking account. To enroll in any one of these programs, you must file with the entity that makes payments to you the forms that the entity requests. Contact the depositing entity to obtain its forms. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or federal agency. Death or legal incapacity will automatically terminate your participation in the electronic funds transfer program. Further, First Southwest Company, on behalf of the Portfolio, may terminate your participation upon 30 days' notice to you.

REDEMPTION OF SHARES


A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of the Portfolio following receipt by the Fund's transfer agent of the redemption order (and any supporting documentation which the Fund's transfer agent may require). [Normally, payment for redeemed shares is made on the same Fund Business Day the redemption is effected if the redemption proceeds are being paid by wire (on the next Fund Business Day if being paid by check).] Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.


You may redeem FSW shares by contacting your account executive.

GENERALLY

There is no redemption charge, no minimum period of investment, no minimum amount for a redemption, and no restriction on the frequency of withdrawals. If a shareholder elects to redeem all the shares of the Portfolio he owns, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption.

The right of redemption generally may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for (i) any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) any period during which the Securities and Exchange Commission (the "SEC") determines that trading thereon is restricted, (iii) any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iv) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.

The Fund and its agents reserve the right to "freeze" or "block" (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of "blocked" entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.

In addition, in accordance with applicable customer identification regulations, the Fund reserves the right to redeem the shares of any shareholder and close the shareholder's account if the Fund and its agents are unable to verify the shareholder's identity within a reasonable time after the shareholder's account is opened. If the Fund closes a shareholder's account in this manner, the shares will be valued in accordance with the net asset value next calculated after the Fund decides to close the account.

Dividends and Distributions

The Portfolio declares dividends equal to all its net investment income (excluding capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

Distributions of long-term capital gains, if any, are paid by the Portfolio at least once a year and are reinvested in additional FSW shares.

All dividends and distributions of capital gains are automatically invested, at no charge, in additional FSW shares immediately upon payment thereof.


FREQUENT TRADING
--------------------------------------------------------------------------------
The Reich & Tang family of funds discourages short-term or excessive trading ("frequent trading") of their shares by shareholders (including by means of exchanges) and maintains procedures reasonably designed to detect and deter such frequent trading, except with respect to the money market funds as discussed below. Frequent trading is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the fund's share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund's portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would (which would result in reduced yields for money market funds) or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of a fund. There is no guarantee that policies and procedures will be effective in detecting and preventing frequent trading in whole or in part.

Money market funds are not effective vehicles for market timing activity since these types of funds seek to maintain a constant net asset value of $1.00 per share. In addition, the risks of frequent trading are not generally applicable to money market funds because money market funds are created as cash management vehicles which accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as sweep vehicles, which generally eliminates the potential for disruptive trading.

Nonetheless, as indicated under "Pricing of Fund Shares" and "Exchange Privilege," the Fund reserves the right to reject any purchase or exchange order for its shares for any reason and thus may exercise such right in the event it determines that a purchase or exchange order is disruptive to the Fund's management or otherwise. The Fund's procedures with respect to frequent purchases and redemptions of Fund shares by shareholders are thus limited to the Fund exercising its right to reject purchase or exchange orders it determines in its discretion to be disruptive. The Fund may change it policies relating to frequent trading at any time without prior notice to shareholders.


TAX CONSEQUENCES

Dividends paid by the Fund from its investment company taxable income including its net short-term capital gains, are taxable to shareholders as ordinary income whether they are distributed to the shareholder or reinvested in additional Fund shares. Dividends designated by the Fund as long-term capital gains which are taxable to shareholders at capital gain rates are also taxable to shareholders whether they are distributed to them or reinvested. A shareholder will be subject to tax on dividends of investment company taxable income or capital gains dividends paid shortly following the shareholder's purchase of shares of the Fund, even though the dividend might be viewed economically as a return of capital to the shareholder.

It is expected that no portion of dividends to shareholders will qualify for the dividends-received deduction for corporations.

The redemption of shares in the Portfolio will be a taxable event on which any gain realized will be subject to tax.

The Portfolio is required by federal law to withhold 28% of reportable payments ("backup withholding") paid to certain shareholders who have failed to provide a correct Social Security or tax identification number or when the Fund or shareholder has been notified by the IRS that the shareholder is subject to backup withholding. Reports containing appropriate information with respect to the federal income tax status of dividends paid by the Fund during the year are mailed to shareholders annually.

In view of the frequent changes in the tax law, it is recommended that shareholders consult with counsel and other competent tax advisors regarding their individual situations.

DISTRIBUTION ARRANGEMENTS

RULE 12B-1 FEES


Investors do not pay a sales charge to purchase FSW shares. However, the Portfolio pays fees in connection with the distribution of shares and for services provided to FSW shareholders. The FSW shares pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


The Fund's Board of Directors has adopted a Rule 12b-1 distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and the Distributor have entered into a Distribution Agreement and a Shareholder Servicing Agreement with respect to the FSW shares of the Portfolio.

Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares. The Distributor receives, with respect to the FSW shares, a distribution fee equal to 0.25% per annum of the FSW shares' average daily net assets (the "Distribution Fee") for providing distribution related services, and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.

Under the Shareholder Servicing Agreement, the Distributor receives, with respect to the FSW shares, a service fee equal to 0.25% per annum of the FSW shares' average daily net assets (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts.


The fees are accrued daily and paid monthly and any portion of the fees may be deemed to be used by the Distributor for payments to First Southwest Company with respect to its provision of such services to its clients or customers who are FSW shareholders. The Distributor, at its discretion, may voluntarily waive all or a portion of the Distribution Fee or Shareholder Servicing Fee.

The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Distributor and First Southwest Company in carrying out their obligations under the Shareholder Servicing Agreement with respect to FSW shares or the Distributor's agreement with First Southwest Company, as the case may be, and
(ii) preparing, printing and delivering the Portfolio's prospectus to existing FSW shareholders and preparing and printing subscription application forms for shareholder accounts.


The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee and administrative services fee and past profits for the following purposes: (i) to pay the cost of, and to compensate First Southwest Company, for performing shareholder servicing on behalf of the FSW shares; (ii) to compensate First Southwest Company for providing assistance in distributing the FSW shares and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Portfolio's FSW shares. The Distributor may also make payments from time to time from its own resources, which may include (a) the Shareholder Servicing Fee and past profits, for the purposes enumerated in (i) above and (b) the Distribution Fee and past profits, for the purposes enumerated in (ii) and (iii) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount the Portfolio is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract, the Administrative Services Contract, or under the Shareholder Servicing Agreement or Distribution Agreement in effect for that year.


First Southwest Company receives distribution and servicing payments from the Distributor with respect to FSW shares in amounts that exceed the payments the Distributor receives from the Fund pursuant to the Plan, Distribution Agreement and Shareholder Servicing Agreement with respect to such shares. The excess of such payments over the total payments the Distributor receives from the Fund represents payments made out of the Manager's and/or Distributor's own resources. Additional information regarding these payments can be found in the Fund's Statement of Additional Information.

Financial Highlights


This financial highlights table is intended to help you understand the financial performance of the FSW shares since the inception of the FSW shares. Certain information reflects financial results for a single Portfolio share. The total return in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

                                                                           Money Market Portfolio
                                                 ---------------------------------------------------------------
First Southwest shares                                   Year Ended August 31,                   August 5, 2002
----------------------                           -------------------------------------    (Commencement of Offering) to
                                                     2004                     2003               August 31, 2002
                                                 -------------           --------------          ---------------
Per Share Operating Performance:
(for a share outstanding throughout the year)
Net asset value, beginning of year......         $    1.00               $     1.00              $     1.00
                                                 -------------           --------------          ---------------
Income from investment operations:
    Net investment income...............              0.002                    0.005                   0.001
    Net realized and unrealized gain (loss)
    on investments......................              0.000                    --                      0.000
                                                 -------------           -------------           ---------------
Total from investment operations........              0.002                    0.005                   0.001
Less distributions from:
    Dividends from net investment income         (    0.002  )           (     0.005  )          (     0.001   )
    Net realized gains on investments...         (    0.000  )           (      --    )          (     0.000   )
                                                 -------------           --------------          ---------------
Total Distributions.....................         (    0.002  )           (     0.005  )          (     0.001   )
                                                 -------------           --------------          ---------------
Net asset value, end of year............         $     1.00              $      1.00             $      1.00
                                                 =============           ==============          ===============
Total Return............................               0.19%                    0.50%                   0.07%(a)
Ratios/Supplemental Data
Net assets, end of year (000's).........         $   142,384             $    130,429            $    127,082
Ratios to average net assets:
  Expenses (net of fees waived)(b)......               1.01%                    0.99%                   0.99%(c)
  Net investment income.................               0.19%                    0.51%                   0.93%(c)
  Management and administration fees waived            0.00%                    0.00%                   0.00%(c)
  Distribution fees waived..............               0.06%                    0.06%                   0.06%(c)
  Expenses paid indirectly..............               0.00%                    0.00%                   0.00%(c)


(a) Not annualized
(b) Includes expenses paid indirectly
(c) Annualized



                     Notice of Reich & Tang* Privacy Policy

     We do not disclose to third parties nonpublic personal information about current or former Reich & Tang customers, clients or mutual fund shareholders other than as described below.

     We collect nonpublic personal information about you, such as your name, address, social security number, account activity and account balances from your account application and other forms that you may deliver to us. We use this information to provide advisory services to you, to open an account for you, or to process a transaction for your account. In order to service your account and effect your transactions, we provide your nonpublic personal information to our affiliates and to unaffiliated firms to effect or process transactions for you or to assist us in servicing your account.

     We may also disclose nonpublic personal information about you to other service providers who agree to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not otherwise provide nonpublic personal information about you to outside firms, organizations or individuals except as permitted by law.

     We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.


* For purposes of this notice, "Reich & Tang" includes: Reich & Tang Asset Management, LLC, Reich & Tang Distributors, Inc., Reich & Tang Services, Inc. and all mutual funds or other funds managed or advised by Reich & Tang Asset Management, LLC.


                       THIS IS NOT PART OF THE PROSPECTUS

PROPSPECTUS             DECEMBER 29, 2004

FIRST SOUTHWEST PRIME INCOME FUND SHARES OF
SHORT TERM INCOME FUND, INC. -MONEY
MARKET PORTFOLIO





A Statement of Additional Information (SAI) dated December 29, 2004, includes additional information about the Fund and its investments and is incorporated by reference into this Prospectus. Further information about Fund investments is available in the Annual and Semi-Annual shareholder reports. You may obtain the SAI, the Annual and Semi-Annual Reports and other material incorporated by reference without charge by calling the Fund at (800) 433-1918. To request other information, please call your financial intermediary or the Fund.


A current SAI has been filed with the Securities and Exchange Commission. You may visit the EDGAR database on the Securities and Exchange Commission's Internet website (http://www.sec.gov) to view the SAI, material incorporated by reference and other information. Copies of the information may be obtained, after paying a duplicating fee, by sending an electronic request to publicinfo@sec.gov. These materials can also be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-942-8090. In addition, copies of these materials may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

811-2950

                First Southwest Company
              325 North St Paul, Suite 800
                    Dallas, TX 75201
                     (214) 953-4000


FSWSTIF1204P

--------------------------------------------------------------------------------
SHORT TERM                                  600 Fifth Avenue, New York, NY 10020
INCOME FUND, INC.                           (212) 830-5345
                                            (800) 433-1918 (Toll Free)
================================================================================
                       STATEMENT OF ADDITIONAL INFORMATION


                                DECEMBER 29, 2004


            RELATING TO THE PROSPECTUSES FOR THE CLASS A, CLASS B AND
                FIRST SOUTHWEST PRIME INCOME FUND CLASS OF SHARES
                          OF THE MONEY MARKET PORTFOLIO


                             DATED DECEMBER 29, 2004

This Statement of Additional Information ("SAI") is not a Prospectus. The SAI expands upon and supplements the information contained in the current Prospectuses of the Short Term Income Fund, Inc. (the "Fund"), and should be read in conjunction with each Prospectus.


A Prospectus may be obtained from any Participating Organization or by writing or calling the Fund toll-free at (800) 433-1918. The audited Financial Statements of the Fund have been incorporated by reference into the SAI from the Fund's Annual Report. The Annual Report is available, without charge, upon request by calling the toll-free number provided. The section entitled "Purchase Redemption and Pricing of Shares" has been incorporated by reference to the Fund's Prospectus.

If you wish to invest in the First Southwest Prime Income Fund Class of the Money Market Portfolio ("FSW shares"), you should obtain a separate Prospectus by writing to First Southwest Company, 325 North St Paul, Suite 800, Dallas, TX 75201 or calling First Southwest Company toll-free at (214) 953-4000.


This Statement of Additional Information is incorporated by reference into the Fund's Prospectuses in its entirety.


                                                   Table of Contents
--------------------------------------------------------------------------------------------------------------------------
Fund History..........................................2     Capital Stock and Other Securities....................13
Description of the Fund and Its Investments                 Purchase, Redemption and Pricing of Shares............14
  and Risks...........................................2     Taxation of the Fund..................................15
Management of the Fund................................5     Underwriters..........................................16
Control Persons and Principal Holders of Securities   7     Financial Statements..................................17
Investment Advisory and Other Services................8     Description of Ratings................................18
Brokerage Allocation and Other Practices..............13
--------------------------------------------------------------------------------------------------------------------------

I.  FUND HISTORY

The Fund was incorporated on August 22, 1979 in the state of Maryland.

II.  DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS


The Fund is an open-end, diversified management investment company. The Fund's investment objective is to seek as high a level of current income to the extent consistent with preservation of capital and maintenance of liquidity. There can be no assurance that the Fund's portfolios ("Portfolios") will achieve their investment objectives.


The following discussion expands upon the description of the Fund's investment objectives and policies in the Prospectus.


The Fund may only purchase United States dollar-denominated securities that have been determined by Reich & Tang Asset Management, LLC (the "Manager") to present minimal credit risks and that are First Tier Eligible Securities at the time of acquisition so that the Portfolios are able to employ the amortized cost method of evaluation. The term First Tier Eligible Securities means: (i) securities which have remaining maturities of 397 days or less and are rated in the highest short-term rating category by any two nationally recognized statistical rating organizations ("NRSROs") or in such category by the only NRSRO that has rated the securities (collectively, the "Requisite NRSROs"); (ii) a security that has a remaining maturity of 397 days or less and is an unrated security that is, as determined by the Manager, to be of comparable quality; (iii) a security otherwise meeting the requirements set forth in clauses (i) or (ii) and having a Guarantee, as such term is defined in Rule 2a-7 of the Investment Company Act of 1940, as amended (the "1940 Act"), which has received a rating from the Requisite NRSROs in the highest short-term rating category for debt obligations;
(iv) a security issued by a registered investment company that is a money market fund; or (v) a government security. Where the issuer of a long-term security with a remaining maturity which would otherwise qualify it as a First Tier Eligible Security does not have rated short-term debt outstanding, the long-term security is treated as unrated but may not be purchased if it has a long-term rating from any NRSRO that is below the three highest long-term categories. A determination of comparability by the Manager is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the securities. While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by S&P and Moody's are "AAA" and "AA" by S&P in the case of long-term bonds and notes or "Aaa" and "Aa" by Moody's in the case of bonds; "SP-1" and "SP-2" by S&P or "MIG-1" and "MIG-2" by Moody's in the case of notes; "A-1" and "A-2" by S&P or "Prime-1" and "Prime-2" by Moody's in the case of tax-exempt commercial paper. The highest rating in the case of variable and floating demand notes is "VMIG-1" by Moody's or "SP-1/AA" by S&P. Such instruments may produce a lower yield than would be available from less highly rated instruments.


Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Manager shall promptly reassess whether the security presents minimal credit risks and shall cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager's actions.

In addition, in the event that a security (i) is in default, (ii) ceases to be an Eligible Security under Rule 2a-7 of the 1940 Act or (iii) is determined to no longer present minimal credit risks, or an event of insolvency occurs with respect to the issues of a portfolio security or the provider of any Demand Feature or Guarantee, the Fund will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interests of the Fund. Disposal of the security shall occur as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the Securities and Exchange Commission (the "SEC") of such fact and of the actions that the Fund intends to take in response to the situation.

All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund's portfolios (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Fund's portfolios will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

The Fund shall not invest more than 5% of the total market value of any Portfolio's assets (determined at the time of the proposed investment and giving effect thereto) in the securities of any one issuer other than the United States Government, its agencies or instrumentalities.

There is no guarantee that the Fund will be able to maintain a stable price of $1.00 per share and thus, it is possible to lose money in this Fund. The income from the Fund will vary with changes in prevailing interest rates. In addition, the Fund's investments are subject to "credit risk", which is the risk that an issuer will be unable to repay its obligations at maturity. The U.S. Government Portfolio reduces credit risk by investing exclusively in obligations issued or guaranteed by the U.S. Government.


The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). For the Fund to qualify, at the close of each quarter of the taxable year, at least 50% of the value of its total assets must consist of cash, government securities, regulated investment company securities and other securities. The other securities must be limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities of one issuer (however, this restriction does not apply to the Fund's investing in Government securities or regulated investment company securities). The limitations described in this paragraph regarding qualification as a "regulated investment company" are not fundamental policies and may be revised if applicable Federal income tax requirements are revised. (See "Federal Income Taxes" herein.)

DESCRIPTION OF INVESTMENTS

The following discussion expands upon the description in the Prospectus of the types of securities in which the Portfolios of the Fund invest.

BANK OBLIGATIONS

Domestic banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation ("FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities. State banks whose certificates of deposit may be purchased by the Fund are insured by the FDIC and are subject to Federal examination and to Federal law and regulation.

Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as certificates of deposit ("CDs") and time deposits ("TDs") may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign subsidiary of a domestic bank or about a domestic or foreign branch of a foreign bank than about a domestic bank.

Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and State regulation as well as governmental action in the country in which the foreign bank has its head office. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (2) maintain assets within the state of an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC.

In view of the foregoing factors associated with the purchase of CDs and the TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, the Manager carefully evaluates such investments on a case by case basis.

REPURCHASE AGREEMENTS


Investments by the Fund in repurchase agreements are made in accordance with procedures established by the Fund providing that the securities serving as collateral for each repurchase agreement are delivered to the Fund's custodian either physically or in book entry form and that the collateral is marked to the market with sufficient frequency to ensure that each repurchase agreement is fully collateralized at all times. A buyer of a repurchase agreement runs the risk of loss with respect to his investment in the event of a default by the issuer if, at the time of default, the value of the collateral securing the agreement is less than the price paid for the repurchase agreement. Were a default to occur, the Fund would look to the collateral securing the repurchase agreement to recover its entire investment. In the event that a vendor defaults on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral are less than the repurchase price. If the vendor becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses in selling the collateral. The Fund enters into repurchase agreements only with member banks of the Federal Reserve System and other entities the Manager has determined are credit worthy. In the view of the management of the Fund, the restrictions and procedures described above which govern the Fund's investments in repurchase agreements substantially minimize the Fund's risk of losses in making those investments. Repurchase agreements may be considered to be loans under the 1940 Act.

RULE 144A SECURITIES AND 4(2) PAPER


The Money Market Portfolio may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act. The Portfolio may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act ("4(2) Paper"). However, the Portfolio will not invest more than 10% of its net assets in illiquid investments, which include securities for which there is no readily available market, securities subject to contractual restriction on resale, and restricted securities (unless, with respect to these securities and 4(2) Paper, the Fund's Directors continuously determine, based on the trading markets for the specific restricted security, that it is liquid). The Directors have adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of Rule 144A securities and 4(2) Paper. The Directors, however, retain sufficient oversight and are ultimately responsible for these determinations. See "Investment Restrictions" for further detail on how liquidity is determined.


In addition to the above description of securities in which the Portfolios of the Fund may invest, the Fund may, if permitted by applicable law and/or pursuant to exemptive relief, sell its shares to investment companies that are advised by the Manager for investment of such investment companies' daily cash balances.

INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental investment restrictions which apply to all Portfolios. They may not be changed unless approved by a majority of the outstanding shares of each Portfolio of the Fund's shares that would be effected by such a change. The term "majority of the outstanding shares" of a Portfolio means the vote of the lesser of (i) 67% or more of the shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. The Fund may not:

(a) invest in securities of companies that have conducted operations for less than three years, including the operations of predecessors;

(b) invest in or hold securities of any issuer if officers and directors of the Fund or the officers or partners of CDC IXIS Asset Management North America, L.P., the managing member of its investment manager, individually own beneficially more than 1/2 of 1% of the issuer's securities or in the aggregate own more than 5% of the issuer's securities; and


(c) (1) make investments for the purpose of exercising control over any issuer or other person; (2) purchase securities having voting rights at the time of purchase; (3) purchase securities of other investment companies, except in connection with a merger, acquisition, consolidation or reorganization involving the Fund; (4) invest in real estate (other than debt obligations secured by real estate or interests therein or debt obligations issued by companies which invest in real estate or interests therein), commodities, commodity contracts, commodity options, interests in oil or gas or interests in other mineral exploration or development programs; (5) purchase restricted securities or purchase securities on margin provided, however, with respect to the Money Market Portfolio restricted securities shall not include privately placed securities that are exempt from registration under Section 4(2) or Rule 144A of the Securities Act; (6) make short sales of securities or intentionally maintain a short position in any security or write, purchase or sell puts, calls, straddles, spreads or any combination thereof; (7) act as an underwriter of securities; (8) issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowings; (9) invest more than 5% of the total market value of any Portfolio's assets (determined at the time of the proposed investment and giving effect thereto) in the securities of any one issuer other than the United States Government, its agencies or instrumentalities; (10) invest more than 25% of the total market value of any Portfolio's assets (determined at the time of the proposed investment and giving effect thereto) in the securities of issuers conducting their principal business activities in any one industry; provided, however, there is no limitation on the aggregate of a Portfolio's investment in obligations of domestic commercial banks, savings banks and savings and loan associations and in instruments secured by these obligations or in obligations of the United States Government, its agencies or its instrumentalities and in instruments secured by those obligations. Provided, however, that a Portfolio will not acquire securities that are not readily marketable or repurchase agreements calling for resale within more than seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities; and with respect to 75% of any Portfolio's total assets, the Fund shall not invest more than 10% of such total assets in securities backed by a demand feature or guarantee from the same institution; (11) make loans, except that the Fund may purchase for a Portfolio the debt securities described above under "Description of Investments" and may enter into repurchase agreements as therein described; (12) borrow money, unless the borrowing does not exceed 10% of the total market value of the assets of the Portfolio with respect to which the borrowing is made (determined at the time of borrowing but without giving effect thereto) and the money is borrowed from one or more banks as a temporary measure for extraordinary or emergency (not leveraging) purposes or to meet unexpectedly heavy redemption requests. While borrowings exceed 5% of the value of a Portfolio's total assets, a Portfolio will not make any investments; and (13) pledge, mortgage, assign or encumber any of a Portfolio's assets except to the extent necessary to secure a borrowing permitted by clause (12) made with respect to the Portfolio.

With respect to the investment restriction set forth in number (c)(5) above, the Directors have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Directors have delegated the function of making day-to-day determinations of liquidity to the Manager pursuant to guidelines approved by the Directors.

The Manager takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by the Money Market Portfolio is liquid, including at least the following: (i) the frequency and size of trades and quotes for the Rule 144A security; (ii) the number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;
(iii) dealer undertakings to make a market in the 144A security; and (iv) the nature of the 144A security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

To make the determination that an issue of 4(2) Paper is liquid, the Manager must conclude that the following conditions have been met: (i) the 4(2) Paper must not be in default; (ii) the 4(2) Paper is rated; (a) in one of the two highest rating categories by at least two NRSROs; or (b) if the security is unrated, the Manager has determined that the security is of acceptable credit quality; and (iii) there is a viable trading market for the specific security, taking into account all relevant factors.

In addition, subject to investment restriction number (c)(125) above, the Fund may borrow money for temporary or emergency purposes. Subject to the terms of any applicable exemptive relief granted by the SEC, the Fund may borrow for such purposes from other investment companies advised by the Manager or its affiliates in an interfund lending program. In such a program, the Fund and affiliated funds would be permitted to lend and borrow money for certain temporary or emergency purposes directly to and from one another. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and the Fund would participate in an interfund lending program only if the Board of Directors determined that doing so would benefit the Fund. Should the Fund participate in such an interfund lending program, the Board of Directors would establish procedures for the operation of the program by the Manager or an affiliate.

If a percentage restriction is adhered to at the time of an investment a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of a Fund's portfolio's assets will not constitute a violation of such restriction.


DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund's board of directors has adopted the Manager's policies and procedures relating to the disclosure of Fund portfolio holdings information (the "Policy"). The Policy prohibits the disclosure of portfolio holdings unless:
(1) the disclosure is in response to a regulatory request and the Chief Compliance Officer ("CCO") of the Fund has authorized such disclosure; (2) the disclosure is to a mutual fund rating or statistical agency or person performing similar functions where there is a legitimate business purpose for such disclosure and such entity has signed a confidentiality or similar agreement, where available, with the Fund or its agents and the CCO of the Fund has authorized such disclosure (procedures to monitor the use of any non-public information by these entities may include (a) annual certifications relating to the confidentiality of such information or (b) the conditioning of the receipt of such information upon the entity agreeing to maintain the confidentiality of the information, along with other representations, where such representations accompany the transmittal of the information); (3) the disclosure is made to parties involved in the investment process, administration or custody of the Fund, including its board of directors; (4) the disclosure is in connection with (a) a quarterly, semi-annual or annual report that is available to the public or (b) other periodic disclosure that is publicly available; or (5) the disclosure is made pursuant to prior written approval of the CCO of the Fund. The Manager shall not accept on behalf of itself, its affiliates or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of such Fund. Any disclosure made pursuant to Item 5 above is reported to the board at the next quarterly meeting. This Policy may change at any time without prior notice to shareholders.

The Manager and/or the Fund have entered into ongoing arrangements to make available non-public information about the Fund's portfolio securities to the following entities:

NAME              INFORMATION DISCLOSED     FREQUENCY         LAG TIME

[List parties, frequency with which information about portfolio securities is disclosed, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed.]
[Include description of conditions or restrictions placed on the use of information about the portfolio securities that is disclosed]
Neither the Fund nor the Manager or its affiliates receives any compensation or other consideration in connection with these ongoing arrangements.

[The above list will only need to include information that is not contained in a publicly available SEC filing or is "publicly available" as described in the prospectus (e.g., the monthly portfolio holdings schedule).]

III.  MANAGEMENT OF THE FUND

The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, employs the Manager to serve as investment manager of the Fund. The Manager provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote their full time to the affairs of the Fund.


The Board has an Audit Committee that meets at least annually to assist the Board in selecting, overseeing and setting the compensation of the Fund's independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit or non-audit services performed by the independent registered public accounting accounting firm for the Fund and for pre-approving certain non-audit services performed by the independent registered public accounting firm for the Manager and certain control persons of the Manager. The Audit Committee also meets with the Fund's independent registered public accounting firm to review the Fund's financial statements and to report on its findings to the Board, and to provide the independent registered public accounting firm the opportunity to report on various other matters. The members of the Audit Committee are Dr. Giles W. Mellon, Robert Straniere and Yung Wong. The Audit Committee met five times during the fiscal year ended August 31, 2004.


The Board also has a Nominating Committee comprised of Dr. Giles W. Mellon, Robert Straniere and Yung Wong to whose discretion the selection and nomination of Directors who are not "interested persons," as defined in the 1940 Act, of the Fund is committed. The Nominating Committee did not hold any meetings during the fiscal year ended August 31, 2004. This Committee currently does not consider nominees recommended by shareholders.

The following table shows the Directors and executive officers of the Fund and their principal occupations during the past five years. Unless otherwise specified, the address of each of the following persons is 600 Fifth Avenue, New York, NY.

                       DIRECTORS AND OFFICERS INFORMATION

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of
                                                                                                       Portfolios in   Other
                          Position(s)    Term of Office  Principal Occupation(s)                       Fund Complex    Directorships
Name, Address,            Held with      and Length of   During Past                                   Overseen by     held by
and Age                   Fund           Time Served 1   5 Years                                       Director        Director
------------------------------------------------------------------------------------------------------------------------------------
Disinterested Directors:
------------------------------------------------------------------------------------------------------------------------------------
Dr. W. Giles Mellon,      Director       Since 1994     Professor Emeritus of Business                 Eleven          None
Age 73                                                  Administration in the Graduate School of
                                                        Management, Rutgers University with which
                                                        he has been associated since 1966.
------------------------------------------------------------------------------------------------------------------------------------
Robert Straniere, Esq.,   Director       Since 1994     Owner, Straniere Law Firm since 1980, NYS      Eleven          WPG Funds
Age 63                                                  Assemblyman since 1981 and counsel at                          Group
                                                        Fisher, Fisher & Berger since 1995.
------------------------------------------------------------------------------------------------------------------------------------
Dr. Yung Wong,            Director       Since 1994     Managing Director of Abacus Associates,        Eleven          None
Age 66                                                  an investment firm, since 1996.
------------------------------------------------------------------------------------------------------------------------------------
Interested Directors/Officers:
------------------------------------------------------------------------------------------------------------------------------------
Steven W. Duff,           President     Since 1994      President and Manager of Reich & Tang          Fourteen        None
Age 51                    and Director 2                Asset Management, LLC (the "Manager") and
                                                        President  of the Mutual Funds division of
                                                        the Manager since 1994, President and
                                                        Director/Trustee of eight other funds in
                                                        the Reich & Tang Fund Complex, Director of
                                                        Pax World Money Market Fund, Inc.,
                                                        Principal Executive Officer of Delafield
                                                        Fund, Inc. and President and Chief
                                                        Executive Officer of Tax Exempt Proceeds
                                                        Fund, Inc.  Mr. Duff also serves as a
                                                        Director of Reich & Tang Services Inc. and
                                                        Reich & Tang Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Richard De Sanctis, Age   Treasurer and Since 1994      Executive Vice President and Chief             N/A             N/A
48                        Assistant                     Financial Officer of the Manager.
                          Secretary                     Associated with the Manager since 1990.
                                                        Mr. De Sanctis is also Treasurer and
                                                        Assistant Secretary of ten other funds in
                                                        the Reich & Tang Fund Complex, and the
                                                        Vice President, Treasurer and Assistant
                                                        Secretary of Cortland Trust, Inc. Mr. De
                                                        Sanctis also serves as a Executive Vice
                                                        President and Chief Financial Officer of
                                                        Reich & Tang Services Inc. and Reich &
                                                        Tang Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Molly Flewharty,          Vice          Since 1995      Senior Vice President of the Manager.          N/A             N/A
Age 53                    President                     Associated with the Manager since 1977.
                                                        Ms. Flewharty is also Vice President of
                                                        eleven other funds in the Reich & Tang
                                                        Fund Complex.
------------------------------------------------------------------------------------------------------------------------------------
Rosanne Holtzer,          Secretary,    Since 1998      Senior Vice President of the Manager.          N/A             N/A
Age 40                    Assistant                     Associated with the Manager since 1986.
                          Treasurer and                 Ms. Holtzer is also Secretary, Assistant
                          Chief                         Treasurer and Chief Compliance Officer of
                          Compliance                    eleven other funds in the Reich & Tang
                          Officer                       Fund Complex. Ms. Holtzer also serves as
                                                        Vice President of Reich & Tang
                                                        Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Dana E. Messina,          Vice          Since 1995      Executive Vice President of the Manager.       N/A             N/A
Age 48                    President                     Associated with the Manager since 1980.
                                                        Ms. Messina is also Vice President of
                                                        eight other funds in the Reich & Tang
                                                        Fund Complex.
------------------------------------------------------------------------------------------------------------------------------------

1    Each Director will hold office for an indefinite term until the earliest of
     (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's Declaration of Trust, as amended, and Amended and Restated By-Laws.
     Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his/her successor is elected and qualifies.

2 Steven W. Duff may be deemed an interested person of the Fund, as defined in the 1940 Act, due to his affiliation with the Manager.


The following table shows the dollar range of Fund shares beneficially owned by each Director as of December 31, 2003:

                                                                         AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                                                        IN ALL FUNDS OVERSEEN OR TO BE OVERSEEN BY
                             DOLLAR RANGE OF EQUITY SECURITIES IN                TRUSTEE OR NOMINEE IN FAMILY
NAME OF DIRECTOR                           THE FUND                               OF INVESTMENT COMPANIES
DISINTERESTED DIRECTORS:

W. Giles Mellon                              None                                    $10,001 - $50,000

Robert Straniere                             None                                    $10,001 - $50,000

Yung Wong                                    None                                       Over $100,000

INTERESTED DIRECTOR:

Steven W. Duff                               None                                       Over $100,000

The Fund paid an aggregate remuneration of $46,682 to its directors with respect to the period ended August 31, 2004, all of which consisted of directors' fees paid to the three disinterested directors, pursuant to the terms of the Investment Management Contract.

Directors of the Fund not affiliated with the Manager receive from the Fund an annual retainer of $8,000 and a fee of $1,250 for each Board of Directors meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. In addition, beginning in July, 2004, the Audit Committee chairman receives an aggregate payment of $1,000 per quarter allocated among the funds of the Reich & Tang Complex on whose audit committee he serves. Directors who are affiliated with the Manager do not receive compensation from the Fund. See Compensation Table.

                                                   COMPENSATION TABLE

                                AGGREGATE          PENSION OR RETIREMENT       ESTIMATED ANNUAL       TOTAL COMPENSATION FROM
     NAME OF PERSON,      COMPENSATION FROM THE  BENEFITS ACCRUED AS PART  BENEFITS UPON RETIREMENT  FUND AND FUND COMPLEX PAID
        POSITION                   FUND              OF FUND EXPENSES                                      TO DIRECTORS*

Dr. W. Giles Mellon,             $15,682                     0                        0                  $59,750 (11 Funds)
Director

Robert Straniere,                $15,500                     0                        0                  $59,750 (11 Funds)
Director

Dr. Yung Wong,                   $15,500                     0                        0                  $59,750 (11 Funds)
Director

* The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ending August 31, 2004. The parenthetical number represents the number of investment companies (including the Fund) from which the directors receive compensation. A Fund is considered to be in the same Fund complex if among other things, it shares a common investment adviser with the Fund.

INFORMATION ABOUT PROXY VOTING

Information regarding the Fund's proxy voting record for the 12 month period ending June 30 of each year is filed with the SEC on Form N-PX no later than August 31 of each year. The Fund's Form N-PX is available without charge, upon request, by calling the Fund toll free at (800) 433-1918 and on the SEC's website (http//www.sec.gov). The Fund does not presently invest in voting securities and has therefore not adopted proxy voting policies and procedures

IV.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

On November 30, 2004 there were [] Money Market Portfolio - Class A shares outstanding, [] Money Market Portfolio - Class B shares outstanding, [] Money Market Portfolio -FSW shares outstanding, [] U.S. Government Portfolio - Class A shares outstanding and [] U.S. Government Portfolio - Class B shares outstanding. As of November 30, 2004, the amount of shares owned by all officers and directors of the Fund, as a group, was less than 1% of the outstanding shares. Set forth below is certain information as to persons who owned 5% or more of each Class of the Fund's outstanding shares as of November 30, 2004:

Name and Address                                  % of Class                    Nature of Ownership
Money Market Portfolio - Class A
ML Stern LLC                                        %                           Record
8350 Wilshire Blvd.
Beverly Hills, CA 90211

H.G. Wellington                                     %                           Record
14 Wall Street
New York, NY 10005

CIBC World Markets                                  %                           Record
417 Fifth Avenue - 4th Floor
New York, NY 10016

Romano Brothers & Co.                               %                           Record
One Rotary Center, Suite 1300
Evanston, IL 60201

Bank of New York                                    %                           Beneficial
One Wall Street - 2nd Floor
New York, NY 10286

Money Market Portfolio - Class B

Pershing                                            %                           Record
Attn: Procash Group
One Pershing Plaza
Jersey City, NJ 07399

Money Market Portfolio - FSW Class

First South West Company                            %                           Record
325 North St Paul Suite 800
Dallas, TX 75201

U.S. Government Portfolio - Class A
Neuberger & Berman                                  %                           Beneficial
55 Water Street - 27th Floor
New York, NY 10041

H.G. Wellington                                     %                           Record
14 Wall Street
New York, NY 10005

First South West Company                            %                           Record
325 North St Paul Suite 800
Dallas, TX 75201
U.S. Government Portfolio - Class B
Pershing                                            %                           Record
Attn: Procash Group
One Pershing Plaza
Jersey City, NJ 07399

[Above list to be updated]

V.  INVESTMENT ADVISORY AND OTHER SERVICES

The investment manager for the Fund is Reich & Tang Asset Management, LLC, a Delaware limited liability company with principal offices at 600 Fifth Avenue, New York, NY 10020. The Manager was as of November 30, 2004, investment manager, adviser, or sub-adviser with respect to assets aggregating in excess of $ billion. The Manager acts as investment manager or sub-adviser of sixteen registered investment companies, of which it acts as administrator for twelve. The Manager also advises pension trusts, profit-sharing trusts and endowments.

The Manager is a registered investment adviser whose origins date back to 1970. CDC IXIS Asset Management North America, L.P. ("CDCIAMNA") is the managing member and owner of a 99.5% membership interest in the Manager. CDC IXIS Asset Management Holdings, LLC, wholly-owned by CDCIAMNA, is the owner of the remaining 0.5% membership interest in the Manager. CDCIAMNA is ultimately owned by three affiliated French financial services firms: the Caisse des Depots et Consignations ("CDC"); the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by affiliated French savings banks known as the Caisse d'Epargne; and by CNP Assurances, a French life insurance company.

The fifteen principal subsidiaries or affiliated asset management firms of CDCIANMA, collectively, have more than $ billion in assets under management or administration as of September 30, 2004.

On July 22, 2004, the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, most recently approved the continuance of the Investment Management Contract for a term extending to August 31, 2005. The contract may be continued in force for successive twelve-month periods beginning each September 1, provided that such continuance is specifically approved annually by a majority vote of the Fund's outstanding voting securities or by its Board of Directors, and in either case by a majority of the directors who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

In determining whether to approve the continuance of the Investment Management Contract, the Board considered information about the Manager, the performance of the Portfolios and certain additional factors described below that the Board deemed relevant. The following summary highlights the materials and factors that the Board considered, and the conclusions the Board reached, in approving the continuance of the Investment Management Contract.

THE MANAGER:

The Board considered the scope and quality of services provided by the Manager and particularly the personnel responsible for providing services to the Fund. The Board also reviewed financial data on the Manager's profitability relating to its management of the Fund. The Board also focused on the Manager's reputation and long-standing relationship with the Fund. In addition, the Board discussed the Manager's performance track record as well as its effectiveness in monitoring the Fund to assure that the Fund has been in compliance with its investment policies and restrictions, including the requirements of Rule 2a-7 and other provisions of the 1940 Act and related securities regulations.

PERFORMANCE AND EXPENSES OF THE FUND:

The Board's analysis of the Portfolios' performance and expenses included discussion and review of the following materials: (i) performance data of the Fund and its peer group (first tier taxable money market funds of comparable size for the Money Market Portfolio and U.S. Treasury and repo funds of comparable size for the U.S. Government Portfolio) (each a "Peer Group") for the year ended May 31, 2004, (ii) data concerning the fees and expenses of each Portfolio of the Fund compared to its Peer Group, and (iii) an expense summary of each Portfolio of the Fund for fiscal year 2003 and projected expense summaries for fiscal year 2004. In particular, the Board noted that on a gross yield basis, all classes of each Portfolio performed above the average for the Portfolios' respective Peer Groups. In addition, the Board compared each Portfolio's overall net expense ratio with the average for its Peer Group and observed that the Class B shares of the U.S. Government Portfolio had a lower expense ratio than its Peer Group. Despite the fact that the overall net expense ratios for the Class A, Class B and FSW class shares of the Money Market Portfolio and the Class A shares of the U.S. Government Portfolio were above the average for their Peer Groups, the Board noted the quality of the services provided by the Manager and the overall positive performance by its affiliates as a consideration in their deliberations.

OTHER FACTORS:

In addition to the above factors, the Board also discussed the compensation payable by the Fund to the Manager for administrative services and to affiliates of the Manager for other services including transfer agency and shareholder servicing. The Board also discussed the ability of the Manager's affiliate, the Distributor, to market the Fund's shares through its distribution networks, including its customer service and administration system with banks and bank customers.

Representatives from the Manager were available to answer any questions the Board had concerning the management of the Fund and the services that the Manager provides to the Fund. They also provided the Board with an overview of the Portfolios' performance relative to the market in general and with respect to each Portfolio's Peer Group (as they typically provide during each quarterly meeting of the Board of Directors).

CONCLUSION:

The Board of Directors, including all of the disinterested Directors, concluded that the fees payable under the Investment Management Contract are fair and reasonable with respect to the services that the Manager provides and in light of the other factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling. The Board was also assisted by the advice of independent counsel in making this determination..

Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. The Manager also provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund.

The Investment Management Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Manager on sixty days written notice, and will automatically terminate in the event of its assignment. The Investment Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.


Under the Investment Management Contract, (i) the Money Market Portfolio will pay an annual management fee of 0.30% of the Portfolio's average daily net assets not in excess of $750 million, plus 0.29% of such assets in excess of $750 million but not in excess of $1 billion, plus 0.28% of such assets in excess of $1 billion but not in excess of $1.5 billion, plus 0.27% of such assets in excess of $1.5 billion and (ii) the U.S. Government Portfolio will pay an annual management fee of 0.275% of the Portfolio's average daily net assets not in excess of $250 million, plus 0.25% of such assets in excess of $250 million. The fees are accrued daily and paid monthly. Any portion of the total fees received by the Manager may be used by the Manager to provide shareholder services and for distribution of Fund shares. For the Fund's fiscal year ended August 31, 2004 the Manager received investment management fees totaling $3,533,931 from the Money Market Portfolio and $1,422,573 from the U.S. Government Portfolio, respectively, none of which were waived. For the Fund's fiscal year ended August 31, 2003 the Manager received investment management fees totaling $3,900,309 from the Money Market Portfolio and $1,556,367 from the U.S. Government Portfolio, respectively, none of which were waived. For the Fund's fiscal year ended August 31, 2002 the Manager received investment management fees totaling $3,765,519 from the Money Market Portfolio and $1,590,080 from the U.S. Government Portfolio, respectively, none of which were waived.

Pursuant to an Administrative Services Contract with the Fund, the Manager also performs clerical, accounting supervision, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of bookkeeping related services by The Bank of New York, the Fund's bookkeeping agent, (ii) prepare reports to and filings with regulatory authorities, and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations. For its services under the Administrative Services Contract, the Manager receives from the Fund an annual fee equal to 0.21% of each Portfolio's average daily net assets not in excess of $1.25 billion, plus 0.20% of such assets in excess of $1.25 billion but not in excess of $1.5 billion, plus 0.19% of such assets in excess of $1.5 billion. For the Fund's fiscal year ended August 31, 2004, the Manager received administration fees totaling $2,519,198 and $1,142,462 from the Money Market Portfolio and the U.S. Government Portfolio, respectively, none of which were waived. For the Fund's fiscal year ended August 31, 2003, the Manager received administration fees totaling $2,785,935 and $1,254,848 from the Money Market Portfolio and the U.S. Government Portfolio, respectively, none of which were waived. For the Fund's fiscal year ended August 31, 2002, the Manager received administration fees totaling $2,689,656 and $1,283,167 from the Money Market Portfolio and the U.S. Government Portfolio, respectively, none of which were waived.


The Manager at its discretion may waive its rights to any portion of the management fee or the administrative services fee and may use any portion of these fees for purposes of shareholder and administrative services and distribution of the Fund's shares. There can be no assurance that such fees will be waived in the future.

Investment management fees and operating expenses which are attributable to all Classes of a Portfolio will be allocated daily to each Class based on the percentage of outstanding shares at the end of the day. Additional expenses for shareholder services and distribution services provided by Participating Organizations (including First Southwest Company) to Fund shareholders, may be compensated for by the Distributor from its own resources which includes the shareholder servicing fee and distribution fee, respectively, and by the Manager from its own resources which includes the management fee, administrative services fee and past profits. Expenses incurred in the distribution of Class B shares and the servicing of Class B shares shall be paid by the Manager (see "Distribution and Service Plans").

DISTRIBUTION AND SERVICE PLAN


The Fund's distributor is Reich & Tang Distributors, Inc. (the "Distributor"), a Delaware corporation with principal officers at 600 Fifth Avenue, New York, New York 10020, and an affiliate of the Manager. Pursuant to Rule 12b-1 under the 1940 Act, the SEC has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted amended and restated distribution and service plans (the "Plans") and, pursuant to the Plans, the Fund has entered into Distribution Agreements (with respect to all classes) and Shareholder Servicing Agreements (with respect to Class A shares and FSW shares only) with the Distributor, as distributor of the Fund's shares.

Under the Distribution Agreements, the Distributor, as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. The Distribution Agreement (with respect to the Fund's Class A and B shares) provides that the Distributor will receive nominal consideration (i.e., $1.00) for providing such distribution related services. Pursuant to the Distribution Agreement for FSW shares, the Distributor receives a distribution fee equal to 0.25% per annum of the FSW shares' average daily net assets (the "FSW Distribution Fee") for providing distribution related services and for making payments to First Southwest Company for providing assistance in distributing the FSW shares.


Under the Plans, the Fund and the Distributor have entered into Shareholder Servicing Agreements with respect to the Class A shares and FSW shares only. Under the Shareholder Servicing Agreements, the Distributor receives from each Portfolio a service fee equal to 0.25% per annum of each Portfolio's Class A and FSW shares average daily net assets (the "Service Fee") for providing personal shareholder services and for the maintenance of shareholder accounts.

The FSW Distribution Fee and the Service Fee are accrued daily and paid monthly. Any portion of the Service Fee may be deemed to be used by the Distributor for purposes of providing servicing or making payments to Participating Organizations (including First Southwest Company with respect to FSW shares) with respect to servicing their clients or customers who are shareholders of the Fund. The Class B shareholders will generally not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a Service Fee. Any portion of the FSW Distribution Fee may be deemed to be used by the Distributor for purposes of distribution of the FSW class shares.


The following tables provides the total fees paid by each Class of the Fund pursuant to the Plan and the manner in which payments were made pursuant to the Plan for certain types of activities for the fiscal year ended August 31, 2004:

----------------------------------------------------------- -------------- ------------- --------------- ------------- -------------
                                                                               U.S.                          U.S.
                                                            Money Market    Government                    Government
                                                              Portfolio     Portfolio     Money Market    Portfolio
                                                               Class A       Class A       Portfolio       Class B     Money Market
                                                               Shares         Shares     Class B Shares     Shares      FSW Shares
----------------------------------------------------------- -------------- ------------- --------------- ------------- -------------
Total fees paid by each Class of the Fund under the Plans:      922,578       581,430          0              0           604,720
----------------------------------------------------------- -------------- ------------- --------------- ------------- -------------
Payments made by the Manager and Distributor to or on
behalf of Participating Organizations:
------------------------------------------------------------ -------------- ------------- --------------- ------------- ------------
Breakdown of payments made pursuant to the Plans for
certain types of activities:
------------------------------------------------------------ -------------- ------------- --------------- ------------- ------------
 Advertising:                                                      0             0             0               0             0
----------------------------------------------------------- -------------- ------------- --------------- ------------- -------------
 Printing and mailing of prospectuses to other than              8,169         4,107          8,169         4,107          2,736
 current shareholders:
----------------------------------------------------------- -------------- ------------- --------------- ------------- -------------
 Compensation to underwriters:                                     0             0             0              0              0
----------------------------------------------------------- -------------- ------------- --------------- ------------- -------------
 Compensation to broker-dealers:                               2,110,203     1,031,750     2,016,132       966,759        992,389
----------------------------------------------------------- -------------- ------------- --------------- ------------- -------------
 Compensation to sales personnel:                               57,829         34,828        57,829         34,828           0
----------------------------------------------------------- -------------- ------------- --------------- ------------- -------------
 Interest, carrying or other financing charges:                    0             0             0              0              0
----------------------------------------------------------- -------------- ------------- --------------- ------------- -------------
 Travel and entertainment for sales personnel:                   4,738         2,348         4,738          2,348            0
----------------------------------------------------------- -------------- ------------- --------------- ------------- -------------
 Miscellaneous Expenses:                                          901           432           901            432             0
----------------------------------------------------------- -------------- ------------- --------------- ------------- -------------

For the fiscal year ended August 31, 2004, the total amount spent pursuant to the Plan for the Class A shares of the Money Market Portfolio was 0.59% of the average daily net assets of the Class A shares of the Portfolio, of which 0.25% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement, and an amount representing 0.34% was paid by the Manager (which may be deemed an indirect payment by the Fund). For the fiscal year ended August 31, 2004, the total amount spent pursuant to the Plan for the Class A shares of the U.S. Government Portfolio was 0.46% of the average daily net assets of the Class A shares of the Portfolio, of which 0.25% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement, and an amount representing 0.21% was paid by the Manager (which may be deemed an indirect payment by the Fund). The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and servicing expenses funded by the Manager from its own resources, including the management and administrative services fees.

For the fiscal year ended August 31, 2004, the total amount spent pursuant to the Plan for Class B shares of the Money Market Portfolio was 0.30% of the average daily net assets of the Class B shares of the Portfolio. For the fiscal year ended August 31, 2004, the total amount spent pursuant to the Plan for Class B shares of the U.S. Government Portfolio was 0.32% of the average daily net assets of the Class B shares of the Portfolio. These payments represent distribution and servicing expenses funded by the Manager (which may be deemed an indirect payment by the Fund).

For the fiscal year ended August 31, 2004, the total amount spent pursuant to the Plan for the FSW shares was 0.72% of the average daily net assets of the FSW shares of the Portfolio, of which . % of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Distribution Agreement and Shareholder Servicing Agreement, and an amount representing 0.28% was paid by the Manager (which may be deemed an indirect payment by the Fund). The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and servicing expenses funded by the Manager from its own resources, including the management and administrative services fees.

The Plans and the Shareholder Servicing Agreements provide that the Fund will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Participating Organizations and Distributor in carrying out their obligations under the Shareholder Servicing Agreements with respect to the Class A, and FSW shares or the Participating Organization agreement, as the case may be, and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

The Plans provides that the Manager may make payments from time to time from its own resources, which may include the management and administrative fees and past profits for the following purposes: (i) to pay the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements for performing shareholder servicing and related administrative functions on behalf of the Class A and FSW shares of the Fund;
(ii) to compensate Participating Organizations for providing assistance in distributing the Fund's Class A and FSW shares; and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor and other persons in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include (1) the Shareholder Servicing Fee with respect to Class A and FSW shares and past profits for the purpose enumerated in (i) above and (2) the FSW Distribution Fee and past profits for the purposes enumerated in
(ii) and (iii) above. The Manager at its expense also may from time to time provide additional promotional incentives to Participating Organizations who sell Fund shares. The Distributor will determine the amount of such payments made pursuant to the Plans, provided that such payments will not increase the amount which the Fund is required to pay to the Manager or the Distributor for any fiscal year under the Investment Management Contract, Administrative Services Contract, the Shareholder Servicing Agreements or FSW Distribution Agreement in effect for that year.

In accordance with the Rule 12b-1, the Plans provide that all written agreements relating to the Plans entered into between either the Fund or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plans require the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for servicing and distribution purposes by the Fund and the Distributor pursuant to the Plans and identifying the servicing and distribution activities for which those expenditures were made.


The Plans were most recently approved by the Board of Directors on July 22, 2004 and will remain in effect until August 31, 2005. Thereafter, they may continue in effect for successive annual periods commencing September 1, provided they are approved by the Fund's shareholders or by the Board of Directors including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plans or in the agreements related to the Plans. The Plans further provide that they may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plans without shareholder approval, and that other material amendments must be approved by the directors in the manner described in the preceding sentence. The Plans may be terminated at any time by a vote of a majority of the disinterested directors of the Fund or the Fund's shareholders.


Certain Participating Organizations receive payments from the Distributor for shareholder servicing, administrative, accounting, transfer agency and/or distribution services. The Distributor uses fees it receives from the Fund and, in significant amounts, from its and the Manager's own resources to make these payments. The amount of any payments made to Participating Organizations are based on, among other things, the nature and level of services provided by such Participating Organization and the significance of the overall relationship of the Participating Organization to the Manager and its affiliates.

CUSTODIAN AND TRANSFER AGENT


The Bank of New York, 101 Barclay Street, New York, NY 10286, is custodian for the Fund's cash and securities. Reich & Tang Services, Inc., an affiliate of the Manager, located at 600 Fifth Avenue, New York, NY 10020, is transfer agent and dividend agent for the shares of the Fund. As transfer agent, Reich & Tang performs various functions including the processing of shareholder purchase, redemption and exchange transactions and the maintenance of shareholder records regarding such transactions. As dividend agent, Reich & Tang makes dividend payments to Fund shareholders on behalf of the Fund and performs certain recordkeeping and reporting functions regarding such payments. The custodian and transfer agent do not assist in, and are not responsible for, investment decisions involving assets of the Fund.


COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, NY 10022.


PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue, New York, NY 10017, independent registered public accounting firm, have been selected as independent auditors for the Fund.


VI.  BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund's purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Fund has paid no brokerage commissions since its formation. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Thus, the Fund will select a broker for such a transaction based upon which broker can effect the trade at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations.

Investment decisions for the Fund will be made independently from those for any other investment companies or accounts that may be or become managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.


No portfolio transactions are executed with the Manager or its affiliates acting as principal to the extent prohibited by applicable law. In addition, the Fund will not buy bankers' acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.


VII.  CAPITAL STOCK AND OTHER SECURITIES

The authorized capital stock of the Fund consists of ten billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the shares into separate series of shares, one for each of the portfolios that may be created. Except as noted below, each share of any series of shares when issued will have equal dividend, distribution and liquidation rights within the series for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares of all series have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder. The Money Market Portfolio offers three classes of common stock, Class A, Class B and the FSW Class of shares. The U.S. Government Portfolio offers two classes of common stock, Class A, and Class B shares. Each share, regardless of class, will represent an interest in the same portfolio of investments and will have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that: (i) the Class A, Class B, and FSW shares will have different class designations; (ii) only the Class A and the FSW shares will be assessed a service fee pursuant to the Plans of the Fund of .25% of the Class A and FSW shares' average daily net assets; (iii) only the FSW shares will be assessed a distribution fee pursuant to its Plan of .25% of the FSW shares' average daily net assets; (iv) each Class will vote separately on matters relating solely to that Class under the Plans and any related agreements in accordance with provisions of Rule 12b-1; and (v) the exchange privilege will permit stockholders to exchange their shares only for shares of the same class of an investment company that participates on an exchange privilege program with the Fund (except for the FSW shares which does not offer an exchange privilege). Payments that are made under the Plans will be calculated and charged daily to the appropriate class prior to determining daily net asset value per share and dividends/distributions.

Under its amended Articles of Incorporation, the Fund has the right to redeem for cash shares owned by any shareholder to the extent and at such times as the Fund's Board of Directors determines to be necessary or appropriate to prevent an undue concentration of share ownership which would cause the Fund to become a "personal holding company" for federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so. In that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. The Fund will not issue certificates evidencing Fund shares.

As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Fund provide for annual or special meetings only (i) for the election (or re-election) of directors,
(ii) for approval of the revised investment advisory contracts with respect to a particular class or series of stock, (iii) for approval of the Fund's Distribution Agreement with respect to a particular class or series of stock, and (iv) upon the written request of shareholders entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, including the removal of Fund director(s) and communication among shareholders, any registration of the Fund with the SEC or any state, or as the Directors may consider necessary or desirable. Each Director serves until his successor is elected or qualified, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

VIII.  PURCHASE, REDEMPTION AND PRICING OF SHARES

The material relating to the purchase and redemption of shares in each Prospectus is hereby incorporated by reference.

NET ASSET VALUE


The Fund does not determine net asset value on (i) any day in which the New York Stock Exchange is closed for trading (i.e., New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas) and (ii) on Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value.

The net asset value of each Portfolio of the Fund's shares is determined as of 4:00 p.m., Eastern time, on each Fund Business Day (as defined in the Prospectus). The net asset value of a Portfolio is computed by dividing the value of the net assets for such Portfolio (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding for such Portfolio.

The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

The Fund's Board of Directors has established procedures to stabilize the Fund's net asset value at $1.00 per share of each Portfolio. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the Fund's $1.00 amortized cost per share of each Portfolio. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days, will limit portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Fund's Board of Directors determines present minimal credit risks, and will comply with certain reporting and record keeping procedures. The Fund has also established procedures to ensure compliance with the requirement that portfolio securities are Eligible Securities. (See "Description of the Fund and Its Investments and Risks" herein.)

IX.  TAXATION OF THE FUND


FEDERAL INCOME TAXES [TO BE UPDATED]


The Fund has elected and intends to continue to qualify to be treated as a regulated investment company under the Internal Revenue Code (the "Code"). To qualify as a regulated investment company, the Fund must distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses), and meet certain diversification of assets, source of income, and other requirements of the Code. By meeting these requirements, the Fund generally will not be subject to Federal income tax on its investment company taxable income distributed to shareholders or on its net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends and distributed to shareholders. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation on its income and its distributions will generally be taxed to shareholders as ordinary income. In determining the amount of net capital gains to be distributed, any capital loss carryover from prior years will be applied against capital gains to reduce the amount of distributions paid.

Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years.

Generally, on the sale or exchange of obligations held for more than one year, gain realized by the Fund that is not attributable to accrued market discount will be long-term capital gain. However, gain on the disposition of a bond purchased at a market discount generally will be treated as ordinary income rather than capital gain, to the extent of the accrued market discount.

Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from the Fund are not eligible for the dividends-received deduction available to corporations. Distributions of net capital gains, if any, designated by the Fund as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by the shareholder. All distributions are taxable to the shareholder whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

Upon the taxable disposition (including a sale or redemption) of shares of the Fund, a shareholder may realize a gain or loss, depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Non-corporate shareholders are subject to tax at a maximum rate of 15% on capital gains resulting from the disposition of shares held for more than 12 months. A loss realized by a shareholder on the disposition of Fund shares with respect to which capital gains dividends have been paid will, to the extent of such capital gain dividends, also be treated as long-term capital loss if such shares have been held by the shareholder for six months or less.

Income received by the Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country, which may decrease the net return on foreign investments as compared to dividends and interest paid by domestic issuers. The Fund does not expect to be eligible to elect to allow shareholders to claim such foreign taxes as a credit against their U.S. tax liability.

The Fund is required to report to the Internal Revenue Service ("IRS") all distributions to shareholders except in the case of certain exempt shareholders. Distributions by the Fund (other than distributions to exempt shareholders) are generally subject to backup withholding of Federal income tax at a rate of 28% ("backup withholding") if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Fund or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, distributions (whether requested to be reinvested in additional shares or taken in cash) will be reduced by the amounts required to be withheld. This rate is scheduled to revert to a higher rate in 2010 in the absence of future legislative action.

The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes, and the treatment of distributions under state and local income tax laws may differ from the Federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Fund, including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

Distributions from the U.S. Government Portfolio that are derived from interest on certain obligations of the United States Government and agencies thereof may be exempt from state and local taxes in certain states. The preceeding discussion assumes that a shareholder is subject to tax as a resident of the United States, is not subject to special taxing rules, holds its shares as capital assets and not part of a hedge or straddle transaction. Investors should consult their own tax advisors regarding specific questions as to federal, state or local taxes.

X.  UNDERWRITERS


The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a charge for either purchases or redemptions, although there may be a fee imposed in certain wire redemption requests. The Distributor does not receive an underwriting commission. In effecting sales of Fund shares under the Distribution Agreements, the Distributor, as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. The Distribution Agreement (for the Class A and B shares) provides that the Distributor will receive nominal consideration (i.e., $1.00) for providing such distribution related services. Pursuant to the Distribution Agreement for the FSW shares, the Distributor receives a fee of 0.25% per annum of the FSW shares' average daily net assets for providing distribution related services and for making payments to First Southwest Company for providing assistance in distributing the FSW shares. For the fiscal year ended August 31, 2004, the Distributor received distribution fees from the Fund pursuant to the FSW Distribution Agreement in the amount of $343,591, of which $82,462 was waived.


The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. On November 16, 1999, President Clinton signed the Gramm-Leach-Bliley Act (the "Act"), repealing certain provisions of the Glass-Steagall Act which have restricted affiliation between banks and securities firms and amending the Bank Holding Company Act thereby removing restrictions on banks and insurance companies. The Act grants banks new authority to conduct certain authorized activity through financial subsidiaries. In the opinion of the Manager, however, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Fund's Board of Directors will consider appropriate modifications to the Fund's operations, including discontinuance of any payments then being made under the Plans to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution would result in loss to shareholders or change in the Fund's net asset value. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.



XI.  FINANCIAL STATEMENTS


The audited financial statements for the fiscal year ended August 31, 2004 and the report therein of PricewaterhouseCoopers LLP are herein incorporated by reference to the Fund's Annual Report. The Annual Report is available upon request and without charge.

DESCRIPTION OF RATINGS*

Description of Moody's Investors Service, Inc.'s Two Highest Municipal Bond
Ratings:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Con. (c): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (i) earnings of projects under construction, (ii) earnings of projects unseasoned in operating experience, (iii) rentals which begin when facilities are completed, or (iv) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Description of Moody's Investors Service, Inc.'s Two Highest Ratings of State and Municipal Notes and Other Short-Term Loans:

Moody's ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used will be as follows:

MIG-1: Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2: Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

Description of Standard & Poor's Rating Services Two Highest Debt Ratings:

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

Plus ( + ) or Minus ( - ): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Standard & Poor's does not provide ratings for state and municipal notes.

Description of Standard & Poor's Rating Services Two Highest Commercial Paper
Ratings:

A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Description of Moody's Investors Service, Inc.'s Two Highest Commercial Paper
Ratings:

Moody's employs the following designations, both judged to be investment grade, to indicate the relative repayment capacity of rated issues: Prime-1, highest quality; Prime-2, higher quality.

* As described by the rating agencies.

                                     PART C

                                OTHER INFORMATION
ITEM 23. EXHIBITS.

(a) Articles of Incorporation of the Registrant filed with Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A on December 29, 1999, and incorporated herein by reference.

(a.1) Articles of Amendment filed with Post-Effective Amendment No. 36 to the
     Registration Statement on Form N-1A on December 29, 1999, and incorporated herein by reference.

(a.2) Articles Supplementary of the Registrant filed with Post-Effective
     Amendment No. 40 to the Registration Statement on Form N-1A on June 14, 2002, and incorporated herein by reference.


(a.3) Articles Supplementary of the Registrant filed with Post-Effective
     Amendment No. 42 to the Registration Statement on Form N-1A on December 23, 2003, and incorporated herein by reference.


(b) Amended and Restated By-Laws of Registrant filed with Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A on December 28, 2001, and incorporated herein by reference.

(c) Form of Certificate for shares of the Money Market Portfolio and U.S. Government Portfolio Common Stock of Registrant filed with Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A on December 29, 1999, and incorporated herein by reference.


(d) Investment Management Contract, dated October 30, 2000, between the Registrant and Reich & Tang Asset Management, LLC (formerly known as Reich & Tang Asset Management L.P.) filed with Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A on December 28, 2000, and incorporated herein by reference.


(e) Distribution Agreement, dated October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc. filed with Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A on December 28, 2000, and incorporated herein by reference.

(e.1) Form of Distribution Agreement (relating to First Southwest Shares) between Registrant and Reich & Tang Distributors, Inc. filed with Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A on April 15, 2002, and incorporated herein by reference.

(e.2) Form of Sub-Distribution Agreement between Registrant and Reich & Tang
     Distributors, Inc. filed with Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A on April 15, 2002, and incorporated herein by reference.

(f)  Not applicable.


(g) Custody Agreement between the Registrant and The Bank of New York filed with Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A on December 23, 2003, and incorporated herein by reference.


(h) Administrative Services Contract, dated October 30, 2000, between Registrant and Reich & Tang Asset Management, LLC (formerly known as Reich & Tang Asset Management L.P.) filed with Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A on December 28, 2000, and incorporated herein by reference.

(h.1) Transfer Agency Agreement, dated April 22, 1996, between Registrant and
     Reich & Tang Services, Inc. filed with Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A on December 29, 1999, and incorporated herein by reference.

(h.2) Fund Accounting Agreement between the Registrant and The Bank of New York filed with Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A on December 28, 2001, and incorporated herein by reference.

(h.3) Cash Management Agreement and Related Services Agreement between the
     Registrant and the Bank of New York filed with Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A on December 28, 2001, and incorporated herein by reference.

(i) Opinion of Messrs. Seward & Kissel filed with Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A on December 29, 1999, and incorporated herein by reference.

(i.1) Opinion of Messrs. Venable, Baetjer and Howard filed with Post-Effective
     Amendment No. 36 to the Registration Statement on Form N-1A on December 29, 1999, and incorporated herein by reference.

(i.2) Consent of Paul, Hastings, Janofsky & Walker LLP to the use of their name in the Prospectus.


(j)  Consent of Registered Independent Public Accounting Firm.


(k) Audited Financial Statements for the fiscal year ended August 31, 2004 (filed with the Annual Report on Form N-CSR on [November , 2004]) and incorporated herein by reference.

(l) Written assurance of Reich & Tang, Inc. that the purchase of shares of the Registrant was for investment purposes without any present intention of redeeming or reselling filed with Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A on December 29, 1999, and incorporated herein by reference.


(m) Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 filed with Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A on December 23, 2003, and incorporated herein by reference.


(m.1) Distribution Agreement between Registrant and Reich & Tang Distributors,
     Inc. (see Exhibit e)

(m.2) Shareholder Servicing Agreement, dated October 30, 2000, between
     Registrant and Reich & Tang Distributors, Inc. filed with Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A on December 28, 2000, and incorporated herein by reference.


(m.3) Distribution and Service Plan (relating to First Southwest Shares) pursuant to Rule 12b-1 under the Investment Company Act of 1940 filed with Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A on December 23, 2003, and incorporated herein by reference.


(m.4) Form of Distribution Agreement (relating to First Southwest Shares) between Registrant and Reich & Tang Distributors, Inc. (filed herein as Exhibit e.2).

(m.5) Form of Shareholder Servicing Agreement (relating to First Southwest
     Shares) between Registrant and Reich & Tang Distributors, Inc. filed with Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A on April 15, 2002, and incorporated herein by reference.

(n) Amendment No. 9 to Rule 18f-3 Multi-Class Plan filed with Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A on December 13, 2002, and incorporated herein by reference.

(o)  Reserved.

(p) There are no 17j-1 Codes of Ethics applicable to the Registrant because the Registrant is a money market fund.

(q) Powers of Attorney filed with Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A on December 28, 2001, and incorporated herein by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.


     The following open-end management investment companies may be considered to be under common control with the Registrant: California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., Pax World Money Market Fund, Inc. and Tax Exempt Proceeds Fund, Inc.


ITEM 25. INDEMNIFICATION.

Registrant incorporates herein by reference the response to Item 25 of Part C of Registrant's Registration Statement on Form N-1A filed with the Commission on December 29, 1998.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

     The description of Reich & Tang Asset Management, LLC ("RTAMLLC") under the caption "Management, Organization and Capital Structure" in the Prospectus and "Investment Advisory and Other Services" and "Management of the Fund" in the Statement of Additional Information constituting parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement are incorporated herein by reference.

     RTAMLLC is a limited liability company that is a wholly-owned subsidiary of CDC IXIS Asset Management North America, L.P. ("CDCIAMNA"). CDCIAMNA is the managing member of and owner of a 99.5% membership interest in RTAMLLC. CDC IXIS Asset Management Holdings, LLC, wholly-owned by CDCIAMNA, is the owner of the remaining 0.5% interest in RTAMLLC.


     Jeffrey D. Plunkett is a Manager of RTAMLLC. He is also Executive Vice President and Group General Counsel of CDCIAMNA since 2001 and served as Senior Vice President and Associate General Counsel of CDCIAMNA from 1996 to 2000.

     G. Neal Ryland is a Manager of RTAMLLC. Mr. Ryland was a Director of Reich & Tang Asset Management, Inc. from July 1994 until March 2001. Reich & Tang Asset Management, Inc. was the general partner of Reich & Tang Asset Management, L.P. (the predecessor of RTAM LLC). He is also Executive Vice President, Risk Management of CDCIAMNA and CDC IXIS Asset Management US Corporation, the majority interest holder in CDCIAMNA. Mr. Ryland was Executive Vice President and Chief Financial Officer of Nvest Corporation and its general partner, NVEST, L.P. from December 1996 to October 2000.

     Beverly M. Beardon is a Manager of RTAMLLC. She is also Senior Vice President, Human Resources, of CDCIAMNA since 1993.

     Steven W. Duff is a Manager and President of RTAMLLC and is President and Chief Executive Officer of the Mutual Funds division. Mr. Duff has been associated with RTAMLLC and its predecessors since August 1994. Mr. Duff is President and a Director/Trustee of 9 funds in the Reich & Tang Fund Complex, Director of Pax World Money Market Fund, Inc., Principal Executive Officer of Delafield Fund, Inc. and President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc. These funds are all located at 600 Fifth Avenue, New York, NY 10020.

     Richard E. Smith, III is a Manager of RTAMLLC and is President and Chief Operating Officer of the Capital Management division. Mr. Smith has been associated with RTAMLLC and its predecessors since July 1994.

     Richard DeSanctis is Executive Vice President and Chief Financial Officer of RTAMLLC. Mr. DeSanctis has been associated with RTAMLLC and its predecessors since December 1990. Mr. DeSanctis is also Treasurer and Assistant Secretary of 11 funds in the Reich & Tang Fund Complex and Vice President, Treasurer and Assistant Secretary of Cortland Trust, Inc. These funds are all located at 600 Fifth Avenue, New York, NY 10020.


     J. Dennis Delafield is a Managing Director of the Capital Management division of RTAMLLC. Mr. Delafield has been associated with RTAMLLC and its predecessors since 1991 and is also Chairman, CEO and Director of Delafield Fund, Inc. This fund is located at 600 Fifth Avenue, New York, NY 10020.

     Molly Flewharty is a Senior Vice President of the Mutual Funds division of RTAMLLC. Ms. Flewharty has been associated with RTAMLLC and its predecessors since 1977 and is also Vice President of 12 funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020.

     Dana E. Messina is an Executive Vice President of the Mutual Funds division of RTAMLLC. Ms. Messina has been associated with RTAMLLC and its predecessors since 1980 and is also Vice President of 9 funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020.

     Cleo Kotis is a Vice President of the Capital Management division of RTAMLLC. Ms. Kotis has been associated with RTAMLLC and it's predecessors since 1993 and is also Vice President of Delafield Fund, Inc. This fund is located at 600 Fifth Avenue, New York, NY 10020.

     Vincent Sellecchia is a Managing Director of the Capital Management division of RTAMLLC. Mr. Sellecchia has been associated with RTAMLLC and it's predecessors since 1991 and is also President of Delafield Fund, Inc. This fund is located at 600 Fifth Avenue, New York, NY 10020.

     Ruben Torres is a Senior Vice President of the Mutual Funds division of RTAMLLC. Mr. Torres has been associated with RTAMLLC and its predecessors since 1986 and is also Vice President and Assistant Secretary of Cortland Trust, Inc. This fund is located at 600 Fifth Avenue, New York, NY 10020.

     Irene Ward is a Senior Vice President of the Mutual Funds division of RTAMLLC. Ms. Ward has been associated with RTAMLLC and its predecessors since 1986 and is also Vice President Tax Exempt Proceeds Fund, Inc. This fund is located at 600 Fifth Avenue, New York, NY 10020.

     Rosanne Holtzer is Senior Vice President of the Mutual Funds division of RTAMLLC. Ms. Holtzer has been associated with RTAMLLC and its predecessors since June 1986 and is also Secretary, Assistant Treasurer and Chief Compliance Officer of 12 funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020.

ITEM 27.   PRINCIPAL UNDERWRITERS.

(a) Reich & Tang Distributors, Inc., the Registrant's distributor, is also distributor for California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., Pax World Money Market Fund, Inc. and Tax Exempt Proceeds Fund, Inc.


(b) The following are the directors and officers of Reich & Tang Distributors, Inc. The principal business address of Messrs. Plunkett and Ryland, is 399 Boylston Street, Boston, MA 02116. For all other persons the principal address is 600 Fifth Avenue, New York, NY 10020.

Name                  Positions and Offices with the Distributor              Positions and Offices with the Registrant
----                  ------------------------------------------              -----------------------------------------
Michael Appleton      Vice President and Secretary                            None
Richard De Sanctis    Executive Vice President and Chief Financial Officer    Treasurer and Assistant Secretary
Steven W. Duff        Director                                                President
Rosanne Holtzer       Vice President                                          Secretary, Assistant Treasurer and Chief
                                                                              Compliance Officer
G. Neal Ryland        Director                                                None
Richard E. Smith III  President, Director and Chief Compliance Officer        None
Jeffrey D. Plunkett   Director                                                None
Richard Weiner        Vice President                                          None



(c)  Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.


     Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained in the physical possession of the Registrant at Reich & Tang Asset Management, LLC, 600 Fifth Avenue, New York, NY 10020, the Registrant's manager, at The Bank of New York, 100 Church Street New York, NY 10286, the Registrant's custodian and at Reich & Tang Services, Inc. 600 Fifth Avenue, New York, NY 10020, the Registrant's transfer agent and dividend disbursing agent.


ITEM 29. MANAGEMENT SERVICES.

         Not applicable.

ITEM 30. UNDERTAKINGS

         Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on the 29 day of October, 2004.


                SHORT TERM INCOME FUND,
                INC.

                By:  /s/ Steven Duff
                         Steven Duff
                         President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
         SIGNATURE                   CAPACITY                         DATE

(1)      Principal Executive Officer


        /s/ Steven Duff              President and Director           10/29/04
         Steven Duff


(2)      Principal Financial and
         Accounting Officer


        /s/ Richard De Sanctis       Treasurer                        10/29/04
         Richard De Sanctis

(3)      Majority of Directors
        /s/ Steven Duff              Director                         10/29/04
         Steven Duff


         W. Giles Mellon             (Director)  *
         Robert Straniere            (Director)  *
         Yung Wong                   (Director)  *


By:     /s/ Rosanne Holtzer
         Rosanne Holtzer
         Attorney-in-Fact*                                            10/29/04


* Powers of Attorney (filed with Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A on December 28, 2001 and incorporated herein by reference).

                                  EXHIBIT INDEX


(i.2) Consent of Paul, Hastings, Janofsky & Walker LLP to use of their name in the Registration Statement.

(j)  Consent of Independent Registered Public Accounting Firm.